U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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HANA BIOSCIENCES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HANA BIOSCIENCES, INC.
400 Oyster Point Boulevard, Suite 215
South San Francisco, California 94080
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 9, 2006
________________________

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Hana Biosciences, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080, on May 9, 2006, at 9:00 a.m. (PDT), or at any adjournment or postponement thereof, for the purpose of considering and taking appropriate action with respect to the following:

1. To elect five directors;

2. To ratify and approve the Company’s 2003 Stock Option Plan;

3. To ratify and approve the Company’s 2004 Stock Incentive Plan;

4. To ratify and approve the Company’s 2006 Employee Stock Purchase Plan; and

5. To transact any other business as may properly come before the meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on March 22, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.

All stockholders are invited to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, as promptly as possible. If you attend the meeting, you may withdraw the proxy and vote in person.

By Order of the Board of Directors,

HANA BIOSCIENCES, INC.

By:	/s/ John P. Iparraguirre
John P. Iparraguirre
Vice President, Chief Financial Officer and Secretary

South San Francisco, California
April 7, 2006

PROXY STATEMENT
OF
HANA BIOSCIENCES, INC.

 ___________________

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
MAY 9, 2006
___________________

         The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Hana Biosciences, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on May 9, 2006, at 9:00 a.m. PDT (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080. We intend to mail this proxy statement and accompanying proxy card on or about April 7, 2006, to all stockholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Hana Biosciences, Inc., a Delaware corporation (sometimes referred to as “Hana,” the “Company,” “we,” “us,” or “our”), is soliciting your proxy to vote at the 2006 Annual Meeting of Stockholders.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  The Annual Meeting will be held on Tuesday, May 9, 2006 at 9:00 a.m. (PDT) at the Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about March 22, 2006 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 22, 2006, will be entitled to vote at the Annual Meeting.  On this record date, there were 22,527,734 shares of our common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on March 22, 2006, your shares were registered directly in your name with our transfer agent, Corporate Stock Transfer, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 22, 2006, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered  to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of five directors to hold office until the 2007 Annual Meeting of Stockholders;

•	Ratification and approval of our 2003 Stock Option Plan;

•	Ratification and approval of our 2004 Stock Incentive Plan; and

•	Ratification and approval of our 2006 Employee Stock Purchase Plan.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting, where a ballot will be made available to you.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Hana.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank, if your broker or bank makes telephone or Internet voting available.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on March 22, 2006.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, and “For” ratification of the ratification and approval of the 2003 Stock Option Plan, the 2004 Stock Incentive Plan and the 2006 Employee Stock Purchase Plan.  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

 Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to our Secretary at 400 Oyster Point Boulevard, Suite 215, South San Francisco, California 94080.

•	You may attend the meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by the close of business on December 8, 2006 to our Secretary at 400 Oyster Point Boulevard, Suite 215, South San Francisco, California 94080. If you wish to bring a matter before the stockholders at next year’s annual meeting and you do not notify us by February 21, 2007, our management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes.  Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

For the election of directors to hold office until the 2007 Annual Meeting of Stockholders, the five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected.  Only votes “For” or “Withheld” will affect the outcome.

To be approved, Proposals 2, 3 and 4, the ratification and approval of our 2003 Stock Option Plan, our 2004 Stock Incentive Plan and our 2006 Employee Stock Purchase Plan, each must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote.  If you “Abstain” from voting, it will have the same effect as an “Against” vote.  “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy.  On the record date, there were 22,527,734 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.   Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, either the chairman of the meeting or a majority of the votes present may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2006.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 22, 2006 by: (i) each director and nominee for director; (ii) each of our current executive officers; (iii) all of our directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of at least five percent of our common stock. Beneficial ownership is determined under rules promulgated by the SEC. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 400 Oyster Point Boulevard, Suite 215, South San Francisco, California 94080.

Name	Shares Beneficially Owned	Percent of Class
Mark J. Ahn (1)	738,156	3.2
Gregory I. Berk (2)	50,000	*
John P. Iparraguirre (3)	51,905	*
Fred L. Vitale (4)	259,995	1.1
Arie S. Belldegrun (2) UCLA School of Medicine 10833 Le Conte 66-118 CHS BOX 951738 Los Angeles, CA 9095-1738	72,134	*
Isaac Kier (5) 1775 Broadway, Suite 604 New York, NY 10019	1,118,774	4.9
Leon E. Rosenberg (2) Room 253, Lewis Thomas Lab Princeton University Princeton, NY 08554	72,134	*
Michael Weiser (6) 787 7th Avenue, 48th Floor New York, NY 10019	633,297	2.8
All directors and officers as a group (8 persons)
Lester E. Lipschutz (7) 1650 Arch Street - 22nd Floor Philadelphia, PA 19103	2,063,662	9.2
Balyasny Asset Management L.P. (8) dd 181 West Madison, Suite 3600 Chicago, IL 60602	1,573,344	7.0
_________________________

* represents less than 1 percent.

(1) Includes 677,802 shares issuable upon the exercise of stock options and 13,896 shares issuable upon the exercise of warrants.

(2) Represents shares issuable upon the exercise of stock options.

(3) Includes 41,535 shares issuable upon the exercise of stock options.

(4) Includes 169,341 shares issuable upon the exercise of stock options and 15,745 shares issuable upon the exercise of warrants.

(5) Includes (i) 144,885 shares held by Kier Family Partners, LP, of which 4,357 are issuable upon the exercise of warrants, (ii) 719,369 shares held by Coqui Capital Partners, LP, of which 57,768 shares are issuable upon the exercise of warrants, (iii) 143,779 shares held by JIJ Investments, of which 23,437 shares are issuable upon the exercise of warrants, (iv) 5,859 shares issuable upon the exercise of a warrant held by Mr. Kier, and (v) 32,134 shares issuable upon the exercise of stock options held by Mr. Kier. Mr. Kier is a general partner of Kier Family Partners, LP and Coqui Capital Partners, LP, and he is a partner of JIJ Investments.

(6) Includes 82,630 shares issuable upon the exercise of stock options and warrants.

(7) Based on Schedule 13G/A filed by Mr. Lipschutz on December 17, 2004.

(8) The number of shares beneficially owned by Balyasny Asset Management L.P is based on a Schedule 13G/A filed on February 14, 2006.

PROPOSAL 1:

ELECTION OF DIRECTORS

The number of directors comprising our Board of Directors is currently set at five and our Board is presently composed of five members. Vacancies on our Board of Directors may be filled by persons elected by a majority of our remaining directors. A director elected by our Board of Directors to fill a vacancy (including any vacancy created by an increase in the number of directors) shall serve until the next meeting of stockholders at which the election of directors is considered and until such director’s successor is elected and qualified.

None of our directors has previously been elected as such by our stockholders. Each nominee is currently a director of the Company who was recommended for election as a director by our Board’s Nominating and Corporate Governance Committee. If elected at the Annual Meeting, each of the nominees below would serve until our 2007 Annual Meeting of Stockholders, and until his successor is elected and has qualified, or until such director’s earlier death, resignation or removal. It is our policy to invite directors to attend the Annual Meeting.

The name and age of each of the five nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director of the Company are set forth below.

Biographical Summaries of Nominees for the Board of Directors

Name	Age	Position(s) Held	Director Since
Mark J. Ahn, Ph.D.	43	President, Chief Executive Officer and Director	2003
Arie S. Belldegrun, M.D.	56	Director	2004
Isaac Kier	53	Director	2004
Leon E. Rosenberg, M.D.	73	Director	2004
Michael Weiser, M.D.	43	Director	2003

 Mark J. Ahn, Ph.D. has been our President and Chief Executive Officer and a member of our board of directors since November 2003. Prior to joining Hana, from December 2001 to November 2003, he served as Vice President, Hematology and corporate officer at Genentech, Inc. where he was responsible for commercial and clinical development of the Hematology franchise, which surpassed $1 billion in annual revenues. From February 1991 to February 1997 and from February 1997 to December 2001, Dr. Ahn was employed by Amgen and Bristol-Myers Squibb Company, respectively, holding a series of positions of increasing responsibility in strategy, general management, sales & marketing, business development, and finance. He has also served as an officer in the U.S. Army. Dr. Ahn is a Henry Crown Fellow at the Aspen Institute, founder of the Center for Non-Profit Leadership, a director of Transmolecular, Inc., a privately held biotechnology company focused on neuroncology, and a member of the Board of Trustees for the MEDUNSA (Medical University of South Africa) Trust. Dr. Ahn received a BA in History and an MBA in Finance from Chaminade University. He was a graduate fellow in Economics at Essex University, and has a Ph.D. in Business Administration from the University of South Australia.

Arie Belldegrun, M.D., FACS has served on Hana’s Board of Directors since April 2004. He has served as Professor of Urology since 1994, Chief of the Division of Urologic Oncology since 1996 at the David Geffen School of Medicine at the University of California, Los Angeles (UCLA). He has also held the Roy and Carol Doumani Chair in Urologic Oncology at UCLA since 2000. Dr. Belldegrun completed his medical degree at the Hebrew University Hadassah Medical School in Jerusalem, his post at the Weizmann Institute of Science and his residency in Urology at Harvard Medical School. Prior to UCLA, Dr. Belldegrun served as a research fellow in surgical oncology at the National Cancer Institute/NIH under Steven A. Rosenberg, MD, Ph.D. from 1985 to 1988. He is certified by the American Board of Urology and is a Fellow of the American College of Surgeons. Dr. Belldegrun is on the scientific boards of several biotechnology and pharmaceutical companies and serves as a reviewer for many medical journals and granting organizations. In addition to holding several patents, Dr. Belldegrun is the author of several books on prostate and kidney cancers, and has written over 350 scientific publications with an emphasis on urologic oncology, particularly kidney, prostate and bladder cancers. He is the founder of Agensys, Inc., a company focused on the development of fully human monoclonal antibodies to treat solid tumor cancers based on Agensys’ propriety targets. Dr. Belldegrun served as founding Chairman of Agensys from 1997-2002 and currently serves on the Board of Directors and as a consultant. Dr. Belldegrun is also Vice Chairman of the Board of Directors and Chairman of the Scientific Advisory Board of Cougar Biotechnology, Inc., established to in-license and develop early clinical stage drugs, with a specific focus on the field of oncology.

Isaac Kier has served on Board of Directors of Hana since February 2004. Since March 2006, he has been a principal of Kier Global, LLC, an investment partnership focusing on merger, acquisition and real estate opportunities globally.  From February 2000 to February 2006, Mr. Kier was a member of the general partner of Coqui Capital Partners, a venture capital firm licensed by the Small Business Administration. Mr. Kier has served since 2004 as treasurer and director of Tremisis Energy Acquisition Corporation (TEGYU.OB), as a director of Rand Acquisition Corp (RAQCU.OB), and since 2005 as a director of Paramount Acquisition Corp (PMQCU.OB) and as CEO and Director of MPLC, Inc. (MILB.PK), all special purpose acquisition companies.  He served as President, Chief Executive Officer and Chairman of the Board of Lida, Inc (formerly NASDAQ: LIDA) from 1981 until 1995. He was a lead investor in eDiets.com (NASDAQ: DIET) in 1999 and served on its board until 2004. Mr. Kier received a BA in Economics from Cornell University and a JD from George Washington University Law School.

Leon E. Rosenberg, M.D., a director of Hana since February 2004, has been a Professor in the Princeton University Department of Molecular Biology and the Woodrow Wilson School of Public and International Public Affairs since September 1997. Since July 1999, he has also been Professor Adjunct of Genetics at Yale University School of Medicine. From January 1997 to March 1998, Dr. Rosenberg served as Senior Vice President, Scientific Affairs of Bristol-Myers Squibb Company, and from September 1991 to January 1997, Dr. Rosenberg served as President of the Bristol-Myers Squibb Pharmaceutical Research Institute, where he was responsible for the company’s worldwide pharmaceutical research and development. Prior to Bristol-Myers Squibb, Dr. Rosenberg was Dean of the Yale University School of Medicine from July 1984 to September 1991. Dr. Rosenberg also serves on the Boards of Directors of Lovelace Respiratory Research Institute (since 1997), Karo Bio AB (since 2000), and Medicines for Malaria Venture (since 2000).

Michael Weiser, M.D., Ph.D., has been a director of the Hana since its inception. Dr. Weiser is Director of Research of Paramount BioCapital, Inc. Dr. Weiser completed his Ph.D. in Molecular Neurobiology at Cornell University medical College and received his M.D. from New York University School of Medicine, where he also completed a Postdoctoral Fellowship in the Department of Physiology and Neuroscience. Dr. Weiser currently serves on the boards of directors of Manhattan Pharmaceuticals, Inc. (AMEX: MHA), Chelsea Therapeutics International Ltd. (OTCBB: CHTP), Emisphere Technologies Inc. (Nasdaq: EMIS), ZIOPHARM Oncology Inc. (OTCBB: ZIOP) and VioQuest Pharmaceuticals Inc. (OTCBB: VQPH), as well as several other privately held biotechnology companies.

Vote Required

All shares represented by proxies will be voted “FOR” the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. In order to be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes present in person or represented by proxy at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Independence of the Board of Directors

As required under the listing standards of the American Stock Exchange, a majority of the members of a listed company’s board of directors must qualify as “independent,” as determined by the board. Our Board of Directors consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable listing standards of the American Stock Exchange. Consistent with these considerations, and after review of all relevant transactions or relationships between each director, or any of his family members, and Hana, its senior management and its independent registered public accounting firm, the Board has determined that all of our directors are independent directors within the meaning of the applicable American Stock Exchange listing standard, except for Dr. Ahn, our President and Chief Executive Officer.

Board Committees and Meetings

The Board held 5 meetings (either in person or by conference call) in 2005 and took action by written consent twice. All directors attended at least 75 percent of the aggregate meetings of the Board and of the committees on which they served.

The Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating and Corporate Governance Committee. The following table provides membership for each of the Board committees:

Name of Committee	Membership
Audit	Arie S. Belldegrun, Isaac Kier (Chair) and Leon E. Rosenberg

Compensation	Arie S. Belldegrun (Chair), Isaac Kier and Michael Weiser

Executive	Mark J. Ahn (Chair), Isaac Kier and Michael Weiser

Nominating and Governance	Arie S. Belldegrun, Leon Rosenberg (Chair) and Michael Weiser

  Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting process. For these purposes, the Audit Committee performs several functions. For example, the Committee evaluates and assesses the qualifications of the independent registered public accounting firm; determines the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any non-audit services; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements. The Board of Directors adopted a written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix A and can also be found on our company website at www.hanabiosciences.com. The Audit Committee met four times in 2005.

Our Board of Directors has reviewed the definition of independence for Audit Committee members and has determined that each of member of our Audit Committee is independent (as independence for audit committee members is currently defined by Section 121 of the Listing Standards of the American Stock Exchange). The Board has further determined that Mr. Kier qualifies as an “audit committee financial expert,” as defined by applicable rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee of the Board of Directors oversees our compensation policies, plans and programs. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management; reviews and recommends to the Board the compensation and other terms of employment of our Chief Executive Officer and our other executive officers; administers our equity incentive and stock option plans; and makes recommendations to the Board concerning the issuance of awards pursuant to those plans. All current members of the Compensation Committee are independent (as independence is currently defined under Section 121 of the American Stock Exchange listing standards). The Compensation Committee met three times in 2005. The Board of Directors has adopted a written charter of the Compensation Committee, a copy of which can be found on our company website at www.hanabiosceinces.com.

Executive Committee

The purpose of the Executive Committee is to exercise certain powers of the full Board of Directors when it is not feasible for the entire board to meet and only when reasonably necessary to expedite the interests of the Company between regular board meetings, or when the entire Board of Directors has specifically authorized the committee to consider and take action with respect to a matter. The Executive Committee is comprised of three members, at least two of which must be independent (as is currently defined under Section 121 of the American Stock Exchange listing standards). Notwithstanding the foregoing, the Executive Committee is not authorized to act for the full board (unless otherwise specifically authorized to do so) with respect to various significant corporate matters, including, without limitation, amending our charter documents, approving a merger, consolidation or sale of substantially all of our assets, fill a vacancy on the Board of Directors or any committee thereof, remove from office any officer, fix compensation for directors, create or amend any stock option or compensation plan, declare dividends, or authorize the issuance of any securities, borrowing transaction or acquisition of a business or assets in excess of $500,000. The Executive Committee did not meet in 2005.

Nominating and Governance Committee

The Nominating and Governance Committee considers and recommends to the Board persons to be nominated for election by the stockholders as directors. In addition to nominees recommended by directors, the Nominating and Governance Committee will consider nominees recommended by stockholders if submitted in writing to the Secretary of the Company at the address of Company’s principal offices. The Board believes that any candidate for director, whether recommended by stockholders or by the Board, should be considered on the basis of all factors relevant to the needs of the Company and the credentials of the candidate at the time the candidate is proposed. Such factors include relevant business and industry experience and demonstrated character and judgment. The Board of Directors adopted a written charter of the Nominating and Governance Committee, a copy of which can be found on our company website at www.hanabiosceinces.com. The Nominating Committee met once in 2005.

Communication with the Board of Directors

Although we have not adopted a formal process for stockholder communications with our Board of Directors, we believe stockholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses be provided to stockholders. All communications regarding general matters should be directed to the Secretary of the Company at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board of Directors or for any particular director(s). If no designation is made, the communication will be forwarded to the entire board. Stockholder communications to the Board should be sent to

Corporate Secretary
Attention: Board of Directors [or name(s) of particular directors]
Hana Biosciences, Inc.
400 Oyster Point Boulevard, Suite 215
South San Francisco, CA 94080

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees of our company. A copy of our Code of Business Conduct and Ethics is available on our company’s website at www.hanabiosciences.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the code to an executive officer or director, we will promptly disclose the nature of the amendment or waiver by filing with the SEC a current report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE*

The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005.

The purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the Committee.  The Audit Committee is comprised solely of independent directors as defined by the listing standards of American Stock Exchange.

The Audit Committee has reviewed and discussed the financial statements with management and J.H. Cohn LLP, our independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of our financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. J.H. Cohn LLP is responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

Because the Company is not yet an “accelerated filer,” as that term is defined under applicable SEC rule, the Company is not yet required to have completed the documentation, testing and evaluation of our system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. Management has been taking steps in order to prepare the Company for compliance with Section 404 and its related regulations and the Audit Committee was kept apprised of this progress throughout 2005. The Company expects that it will become an accelerated filer for fiscal year 2006, which will require the Company to become fully subject to Section 404 by the end of the 2006 fiscal year. The Committee continues to oversee the Company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in fiscal 2006. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements.

The Audit Committee has reviewed and discussed our audited financial statements with management and J.H. Cohn LLP, our independent registered public accounting firm.  Our Audit Committee has also discussed with J.H. Cohn LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements.  The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from us and our related entities, and has discussed with J.H. Cohn LLP their independence from us.

__________________________________
*This report is not “solicited material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Isaac Kier (Chair)
Dr. Arie S. Belldegrun
Dr. Leon E. Rosenberg

Fees Billed to the Company by Its Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by J.H. Cohn LLP, our independent registered public accounting firm for professional services rendered for fiscal years ended December 31, 2005 and 2004:

Fee Category	2005 Fees	2004 Fees
Audit Fees	$93,374	$73,146
Audit-Related Fees (1)	24,990	40,627
Tax Fees (2)	9,847	17,832
All Other Fees (3)	0	683

Total Fees	$128,211	$132,288
______________

(1)
Audit-Related Fees consist principally of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements but not reported under the caption “Audit Fees.” These fees include review of registration statements and other filings made with the SEC.

(2)	Tax Fees consist of fees for tax compliance, tax advice and tax planning.

(3)	All Other Fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm, other than those disclosed above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

At present, the Audit Committee approves each engagement for audit or non-audit services before the Company engages its independent public accountants to provide those services. The Audit Committee has not established any pre-approval policies or procedures that would allow the Company’s management to engage its independent auditor to provide any specified services with only an obligation to notify the audit committee of the engagement for those services. None of the services provided by the Company’s independent auditors for fiscal 2005 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Directors

Prior to 2006, our non-employee directors received a cash fee of $2,500 for each meeting they attend, as well reimbursement for their out-of-pocket expenses. Non-employee directors also received, from time to time at the discretion of the Board, options to purchase shares of our common stock. Under this arrangement, our Board approved two option grants to our non-employee directors in April and July 2005 under our 2004 Stock Incentive Plan of 20,000 shares each. The right to purchase the shares underlying each option award vest in three equal annual installments commencing on the first anniversary of the grant. The exercise prices applicable to the April and July option grants were $1.33 and $1.65 per share, respectively. In November 2005, the Board granted to each non-employee director an option pursuant to the 2004 Stock Incentive Plan to purchase an additional 40,000 shares at an exercise price of $4.75 per share. These options vest in November 2006, but can be exercised only if our stockholders approve our 2004 Stock Incentive Plan, which approval is being sought at the Annual Meeting.

In 2005, the Board of Directors approved and adopted a new compensation arrangement for non-employee directors of the Company. Effective January 1, 2006, non-employee directors serving on the Board will be entitled to receive the following in consideration for their service on the Board: (1) a cash fee of $2,500 for attendance at each regular quarterly meeting of the Board; (2) an annual fee of $15,000, as compensation for special Board and other meetings; and (3) an annual stock option grant relating to 40,000 shares of common stock, which option would vest upon the first anniversary of the grant and would accelerate upon a “change of control” of the Company. The stock option grants made to each non-employee director in November 2005, as described above, will satisfy the 2006 annual stock option grant. The November 2005 option grants, which were made pursuant to the Company’s 2004 Stock Incentive Plan, provide that they are not exercisable unless and until the Company’s stockholders ratify and approve such plan, which is being considered at the Annual Meeting. See “Proposal 3 - Approval of 2004 Stock Incentive Plan.”

In addition to the compensation described above, the chair of the Audit Committee is also entitled to receive an annual grant of 10,000 shares of our common stock, which grant is made pursuant to our 2004 Stock Incentive Plan, the approval of which will be considered at the Annual Meeting. See “Proposal 3 - Approval of 2004 Stock Incentive Plan.”

Biographical Summaries of our Executive Officers

Name	Age	Position
Mark J. Ahn, Ph.D.	43	President and Chief Executive Officer and Director
Gregory I. Berk, M.D.	47	Senior Vice President, Chief Medical Officer
John P. Iparraguirre	30	Vice President, Chief Financial Officer and Secretary
Fred L. Vitale	49	Vice President, Chief Business Officer

Mark J. Ahn has been President and Chief Executive Officer and a director of our company since October 2003. His complete biography is set forth above under the caption “Proposal 1: Election of Directors - Biographical Summaries.”

Gregory I. Berk, M.D., was appointed as our Vice President, Chief Medical Officer in October 2005, and in December 2005 was named Senior Vice President, Chief Medical Officer. From January 2003 until he joined Hana, Dr. Berk was Medical Director for Network of Medical Communications and Research where he provided clinical development strategy consulting for leading global oncology companies. From July 1990 to December 2002, Dr. Berk practiced oncology in New York as a partner in Richard T. Silver, M.D. and Gregory I. Berk, M.D., P.C. and was Attending Physician, Department of Medicine at New York Presbyterian Hospital (Cornell Campus) from June 1989 to December 2002. From July 1995 to December 2002, Dr. Berk was Assistant Professor of Medicine, Weill Medical College, Cornell University, New York, where he also served an investigator in numerous clinical trials for oncology product candidates, including the Gleevec pivotal trials, Avastin colorectal and breast trials, and several CALGB studies. Dr. Berk received an M.D. in 1984 from Case Western Reserve University School of Medicine in Cleveland, Ohio.

John P. Iparraguirre has been Vice President, Chief Financial Officer and Secretary of Hana since January 2006. Prior to that, Mr. Iparraguirre served as our Controller and Assistant Secretary since May 2004, as well as interim Chief Financial Officer and Secretary from August 2004 to November 2004. Prior to joining Hana, Mr. Iparraguirre was the Accounting Manager at Discovery Toys, Inc. from April 2002 until May 2004 where he held several roles of responsibility in Finance Management.  Mr. Iparraguirre was primarily responsible for maintaining the integrity of the company’s financial reporting as well as coordinating all aspects of its SEC regulatory filings.  Prior to Discovery Toys, Mr. Iparraguirre was a Senior Audit Associate at BDO Seidman, LLP, an international accounting firm, from September 1998 until April 2002, focusing on publicly traded companies and their related SEC compliance.  In addition, he was appointed the West Coast administrator for BDO’s Computer Assisted Auditing Tools.  Mr. Iparraguirre received a Bachelor of Science degree in Business Economics with an Emphasis in Accounting from the University of California, Santa Barbara.

Fred Vitale has been an executive officer with Hana since January 2003, serving first as Vice President, Business Development until December 2005. In December 2005, he was appointed Vice President, Chief Business Officer. From April 2001 to January 2004, Mr. Vitale was employed by Genentech, where he served as head of commercial Rituxan (rituximab) and pre-launch medical education for Avastin (bevacizumab). From December 1998 to April 2001, Mr. Vitale was Director, Global Oncology Marketing at Bristol-Myers Squibb where he was responsible for pipeline development, licensing, and life cycle management for cancer products including Taxol (paclitaxel); as well as Director of Operations and Planning for Japan and China. Prior to that, Mr. Vitale held several roles of increasing responsibility in sales, marketing and general management at Amgen from January 1990 to December 1998. Mr. Vitale received a Bachelor of Science in Biology from The Citadel in Charleston, South Carolina and a Physician Assistant degree from the Medical University of South Carolina.

Compensation of Executive Officers

Summary of Compensation

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer and the other highest-paid executive officers serving as such at the end of 2005 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name & Position	Fiscal Year	Salary ($)	Bonus ($)	Other ($)	Restricted Stock Awards ($)	Shares Underlying Options (#)	All Other Compensation ($)
Mark J. Ahn (1)	2005	250,000	187,500	0	0	281,680	12,500 (2)
President & CEO	2004	250,000	237,500	0	12,000	458,781	12,500 (2)
	2003	41,667	80,000	0	0	493,524	0

Gregory I. Berk (3)	2005	150,000	85,000	0	0	200,000	7,500 (2)
Sr. VP, Chief Medical	2004	25,000	25,000	0	0	150,000	1,250 (2)
Officer	2003	-	-	-	-	-	-

Russell L. Skibsted (4)	2005	175,000	0	0	0	150,000	25,000 (5)
VP, Chief Financial	2004	25,521	40,000	0	0	0	0
Officer	2003	-	-	-	-	-	-

Fred L. Vitale (6)	2005	175,000	70,000	0	0	235,000	8,750 (2)
VP, Chief Business	2004	163,731	128,904	0	24,000	141,007	8,750 (2)
Officer	2003	-	-	-	-	-	-

(1)
Dr. Ahn’s compensation for 2003 represents amounts received from his hiring on November 1, 2003, which included an $80,000 signing bonus and the prorated amount of his $250,000 annual base salary. The number of securities underlying options granted to Dr. Ahn reflect an original option grant relating to 350,000, which as a result of the July 2004 merger with EMLR, Inc. and September 2004 stock combination, converted into the right to purchase 493,524 shares of common stock.

(2)	Represents contributions made by us under our 401(k) plan.

(3)	Dr. Berk’s compensation for 2004 represents amount from his hiring on October 13, 2004, which included a $25,000 signing bonus.

(4)	Mr. Skibsted’s compensation for 2004 represents amount from his hiring on November 8, 2004, which included a $40,000 signing bonus. Mr. Skibsted’s employment with us terminated on December 31, 2005.

(5)	Represents aggregate cash amounts payable to Mr. Skibsted upon his separation from the Company.

(6)
Mr. Vitale’s compensation for 2004 represents amounts received from his hiring on January 25, 2004, which included a $40,000 signing bonus and the prorated amount of his $175,000 annual base salary. Prior to December 2005, Mr. Vitale’s title was Vice President, Business Development.

 Stock Option Grants in Last Fiscal Year

We grant options to our executive officers under our 2004 Stock Incentive Plan (the “2004 Plan”), and we formerly granted options to our executive officers under our 2003 Stock Option Plan (the “2003 Plan”), which we no longer use. As of December 31, 2005, options to purchase a total of 2,127,183 shares were outstanding under the 2004 Plan and options to purchase 372,817 shares remained available for grant under the 2004 Plan. As of December 31, 2005, options to purchase a total of 704,296 shares were outstanding under the 2003 Plan and options to purchase 295,704 shares remained available for grant under the 2003 Plan.

The following table sets forth certain information regarding options granted to the Named Executive Officers during the fiscal year ended December 31, 2005:

	Individual Grants
		% of Total			Potential Realizable
		Options			Value at Assumed
	Shares	Granted to			Annual Rates of Stock
	Underlying	Employees	Exercise		Price Appreciation for
	Options	in Fiscal	Price	Expiration	Option Term(2)
Name	Granted (#)	Year(%)(1)	($/Share)	Date	5% ($)	10% ($)
Dr. Ahn	126,501 (3)	9.1	1.33	4/11/2015	105,809	268,141
	155,179 (4)	11.2	4.75	11/10/2015	463,558	1,174,748

Dr. Berk	200,000 (4)	14.5	4.75	11/10/2015	597,450	1,514,055

Dr. Skibsted	150,000 (5)	10.9	2.39	7/25/2015	225,459	571,357

Mr. Vitale	85,000 (3)	6.2	1.33	4/11/2015	71,097	180,173
	150,000 (4)	10.9	4.75	11/10/2015	448,087	1,135,542

(1)	Based upon options to purchase a total of 1,380,679 shares of our common stock granted to employees in 2005.

(2)
The potential realizable value is based upon the assumption that the fair market value of our common stock appreciates at the rate shown (compounded annually) from the date of the grant until the end of the option term. Actual realizable value, if any, on stock option exercises is dependent on the future performance of our common stock and overall market conditions, as well as the option holder’s continued employment through the vesting period.

(3)	Options vest in three annual installments commencing April 11, 2006.

(4)	Options vest in three annual installments commencing November 10, 2006.

(5)
Represents option grant required to be issued pursuant to the terms of Mr. Skibsted’s employment agreement with us dated November 15, 2004. As of December 31, 2005, the date of Mr. Skibsted’s separation from our company, the right to purchase 100,000 shares subject to this option had vested. The terms of the agreement evidencing this option provided that the vested portion of such option was exercisable only through March 31, 2006 as a result of separation from our company.

Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option Values

The following table provides information concerning option exercises by the Named Executive Officers during the year ended December 31, 2005 and the number and value of unexercised options held by the Named Executive Officers at December 31, 2005.  The value realized on option exercises is calculated based on the fair market value per share of common stock on the date of exercise less the applicable exercise price.

The value of unexercised in-the-money options held at December 31, 2005 represents the total gain which the option holder would realize if he exercised all of the in-the-money options held at December 31, 2005, and is determined by multiplying the number of shares of common stock underlying the options by the difference between $5.87, which was the closing price per share of our common stock on the American Stock Exchange on December 30, 2005 (the last trading day of 2005), and the applicable per share option exercise price. An option is “in-the-money” if the fair market value of the underlying shares exceeds the exercise price of the option.

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
			Options at Fiscal Year End (#)		at Fiscal Year End ($)

Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Ahn	0	–	481,942	752,043	2,732,975	3,399,515

Dr. Berk	0	–	50,000	300,000	174,000	1,044,000

Mr. Skibsted	0	–	100,000	50,000	348,000	174,000

Mr. Vitale	0	–	70,504	305,503	390,169	944,064

Long Term Incentive Plan Awards

No long term incentive plan awards were made to any Named Executive Officer during the last fiscal year.

Equity Compensation Plan Information

The following table summarizes outstanding options under our 2003 Stock Option Plan and our 2004 Stock Incentive Plan, as well as outstanding options that we have issued to certain officers, directors and employees of our company outside of any plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected in column (a) (c)
Equity compensation plans approved by stockholders	-	$-	-
Equity compensation plans not approved by stockholders - Outside any Plan(1)	960,094	$0.23	n/a
Equity compensation plans not approved by stockholders - 2003 Plan (2)	704,296	$0.86	705,772
Equity compensation plans not approved by stockholders - 2004 Plan (2)	2,252,183	$3.59	1,747,817

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(1)
Represent shares of common stock issuable outside of any stock option plan. The numbers of shares and exercise price have been adjusted to give effect to the mergers and reincorporation effected in 2004.

(2)
Represent shares issued under the Company’s 2003 and 2004 Stock Option Plan. During 2004 the Company’s Board of Directors adopted the 2004 Plan and all future issuances of securities will be made under the 2004 Plan. See also Note 4 of the Company’s audited financial statements as of and for the year ended December 31, 2005 included in this Annual Report.

Employment, Severance and Change of Control Agreements

Mark J. Ahn

Dr. Ahn’s employment with us is governed by an employment agreement dated November 1, 2003, as amended. As amended, the agreement provides for a term that expires in November 2008 and an initial annual base salary of $250,000. Dr. Ahn is also eligible to receive milestone bonus payments, as follows: (i) $50,000 upon the dosing of the first patient in a Phase II clinical trial of Talotrexin; (ii) $75,000 upon the dosing of the first patient in a Phase III clinical trial of Talotrexin; (iii) $75,000 upon the in-licensing of a Phase II clinical compound introduced to us by Dr. Ahn; (iv) $100,000 upon our licensing of a Phase III clinical compound introduced to us by Dr. Ahn; (v) $50,000 following the successful completion of an initial public offering; and (vi) $100,000 in the event that our market capitalization is at least $100 million for a period of 90 consecutive days. Dr. Ahn is further eligible to receive an annual bonus in an amount up to 75 percent of his base salary, as determined by our board of directors. Pursuant to his employment agreement, Dr. Ahn also received an option to purchase 493,524 shares of our common stock at a price of $0.167 per share.

In addition to Dr. Ahn’s initial option grant that he received upon joining Hana, his employment agreement also provides that he is entitled to receive additional option grants in the future in order to maintain his beneficial ownership of Hana’s common stock at specified levels. In particular, his agreement provides that until such time as we raise aggregate gross proceeds of $10 million through the sale of equity securities, we are required to issue Dr. Ahn an additional number of options sufficient to maintain his ownership percentage of our common stock at no less than 8 percent. Thereafter, and until we have raised an aggregate of $50 million through the sale of equity securities, Dr. Ahn is entitled to receive additional options to maintain his ownership at no less than 5 percent (assuming the exercise of all options held by Dr. Ahn, without regard to the vesting schedule). Once we have raised at least $50 million, then Dr. Ahn is no longer entitled to such additional options. Dr. Ahn’s employment agreement provides that such additional stock options will vest in 3 annual installments beginning on the first anniversary of the grant date and shall be exercisable at a price equal to the greater of 20 percent of the then-current market price of our common stock or $0.167 per share. Our obligation to issue any such additional stock options, if any, is triggered on the last day of each fiscal quarter in which we issued additional shares of common stock that resulted in Dr. Ahn’s ownership percentage decreasing below the 8 or 5 percent levels, unless we sell any shares of common stock as part of a financing transaction, in which case the additional options are to be issued as of the closing of such transaction. In accordance with the terms of his employment agreement, we made two additional stock option grants to Dr. Ahn in 2004, consisting of a grant of 79,658 shares in February 2004 and a grant of 194,568 shares in July 2004. As of July 15, 2005, we have raised an aggregate of approximately $17.7 million through the sale of our equity securities.

In the event we terminate Dr. Ahn’s employment for “cause” (as defined in the employment agreement), it is only obligated to pay his compensation through the date of termination and all unvested options then held by Dr. Ahn immediately terminate. In the event Dr. Ahn’s employment is terminated upon the occurrence of a “change of control” or for a reason other than for “cause,” we are obligated to continue paying to Dr. Ahn his base salary for a period of one year, as well as any accrued and unpaid bonus through the date of termination; provided, that our obligation to pay Dr. Ahn such amounts shall be reduced by amounts he otherwise earns during the 1-year period following termination. In the event his employment is terminated upon a change of control, all of Dr. Ahn’s stock options that have not yet vested will accelerate and be deemed to have vested upon such termination; otherwise, the unvested portion of such options will terminate and he will have 90 days to exercise the vested portions of any options.

Gregory I. Berk

We have entered into a written employment agreement with Dr. Berk in October 2004 providing for a 3-year term and an initial annual base salary of $150,000, as well as a $25,000 signing bonus, a housing allowance and other benefits generally made available to the Registrant’s other senior management. The employment agreement also provides that Dr. Berk is entitled to receive an option to purchase 150,000 shares of our common stock at a price of $2.39 per share. The option shall vest in three equal annual installments. In the event Dr. Berk’s employment is terminated by us upon a “change of control” (as defined in the employment agreement), Dr. Berk is entitled to receive his base salary for six months and all of his unvested stock options shall be deemed vested. If, prior to the end of the 3-year term, we terminate Dr. Berk’s employment without “cause” or other than as a result of a “disability” (as those terms are defined in the agreement) or death, or if Dr. Berk terminates his employment for “good reason,” then Dr. Berk is entitled to receive his base salary for a period of one year from the date of such termination.

Russell L. Skibsted

Mr. Skibsted’s employment with us was governed by a written employment agreement dated November 8, 2004. The agreement provided for a 3-year term and an initial annual base salary of $175,000, as well as a $40,000 bonus payable prior to January 15, 2005 and other benefits generally made available to our other senior management. The employment agreement also provided that Mr. Skibsted was entitled to receive an option to purchase 150,000 shares of our common stock at a price of $2.39 per share, vesting in three equal annual installments, commencing November 2005. In the event Mr. Skibsted’s employment was terminated by us upon a “change of control” (as defined in the employment agreement), he was to receive his base salary for six months thereafter or the remainder of the term, whichever is longer, and all unvested portions of his stock option grant shall be deemed vested. If, prior to the end of the 3-year term, we terminated Mr. Skibsted’s employment without “cause”, then Mr. Skibsted was to receive his base salary for a period of one year from the date of such termination, provided, however, that such amount shall be reduced by amounts Mr. Skibsted earns from other employment during such one-year period, and his stock options scheduled to vest in the contract year of such termination shall be accelerated and deemed vested. On December 28, 2005, we entered into a separation agreement with Mr. Skibsted, which provided that his employment with us would end as of December 31, 2005. In accordance with the terms of his employment agreement, the separation agreement provided that we would continue to pay to Mr. Skibsted his base salary for a period of six months and that 100,000 shares subject to his stock option would vest, with his rights to the remaining 50,000 unvested shares terminating. In addition, pursuant to the separation agreement, we agreed to pay Mr. Skibsted additional aggregate consideration of $25,000 and Mr. Skibsted agreed to release any possible legal claims against us.

Fred Vitale

Mr. Vitale’s employment with us is governed by an employment agreement dated January 25, 2004, which was amended in December 2005. As amended, the term of the agreement continues until November 2008. The agreement provided for an initial base salary of $175,000 and a signing bonus of $40,000. Mr. Vitale is also eligible to receive periodic incentive bonuses upon the achievement of milestones to be determined by the chief executive officer. In connection with his employment agreement, Mr. Vitale was also granted stock options that now represent the right to purchase 141,007 shares of common stock, which vest in two equal installments on February 1, 2005 and February 1, 2006. The options are exercisable at a price equal to $0.336 per share.

In the event Mr. Vitale’s employment is terminated for “cause” (as defined in the employment agreement), we are only obligated to pay his compensation through the date of termination and all stock options held by Mr. Vitale that have not yet vested immediately terminate. In the event we terminate Mr. Vitale’s employment upon a “change of control,” then Mr. Vitale is entitled to continue receiving his base salary for a period of six months. All stock options that have not yet vested as of such date will be accelerated and deemed to have vested. If we terminate Mr. Vitale’s employment agreement for a reason other than for cause or upon a change of control, he is entitled to receive his base salary for a period of one year, which amount may be reduced by any amounts earned by Mr. Vitale from other employment during such one-year period.

Compensation Committee Interlocks and Insider Participation

There were no interlocks or other relationships with other entities among our executive officers and directors that are required to be disclosed under applicable SEC regulations relating to compensation committee interlocks and insider participation.

Stock Performance Graph*

The SEC requires that we include in following this Proxy Statement a line-graph presentation compares the cumulative return to our stockholders (based on appreciation in the market price of our common stock) on an indexed basis with (i) a broad equity market index and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by us. The following presentation compares our common stock price from January 18, 2005, the effective date of our registration statement on Form SB-2 covering the resale of an aggregate of 7,904,114 shares of our common stock held by the selling stockholders identified therein, and for each quarterly period through December 31, 2005, to the Nasdaq Composite Index and the Nasdaq Biotechnology Index. Prior to the effective date of this registration statement, there was no active market for our common stock. The presentation assumes that the value of an investment in each of our common stock, the Nasdaq Composite Index and the Nasdaq Biotechnology Index was $100 on January 18, 2005, and that any dividends paid were reinvested in the same security. We have not declared or paid any dividends on our common stock in such period.

Our Board of Directors and the Compensation Committee recognize that the market price of our common stock is influenced by many factors, only one of which is our performance.  The historical stock price performance shown on the graph below is not necessarily indicative of our future stock price performance.

_________________________
* The material in this section is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Total Return Analysis
	Jan. 18, 2005	Mar. 31, 2005	Jun. 30, 2005	Sep. 30, 2005	Dec. 31, 2005
Hana Biosciences, Inc.	$100.00	$64.71	$88.24	$166.67	$230.20
Nasdaq Biotechnology Index	$100.00	$89.70	$95.19	$108.22	$108.97
Nasdaq Composite	$100.00	$96.94	$99.74	$104.33	$106.93
Source: CTA Public Relations. Data from BRIDGE Information Systems, Inc.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OR DIRECTORS*

The Compensation Committee of our Board of Directors is currently composed of Dr. Belldegrun (Chair), Mr. Kier and Dr. Weiser, directors who are not our employees.  The Compensation Committee is responsible for establishing and administering our executive compensation arrangements.

Compensation Philosophy

We believe that a competitive, goal-oriented compensation policy is critically important to the creation of value for stockholders.  To that end, we have created an incentive compensation program intended to reward outstanding individual performance.  The goals of the compensation program are to align compensation with business objectives and performance to enable us to attract and retain the highest quality executive officers and other key employees, reward them for our progress and motivate them to enhance long-term stockholder value.  Our compensation program is intended to implement the following principles:

_________________________________
* This material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether before or after the date hereof and irrespective of any general incorporation language in any such filing.

•	Compensation should be related to the value created for stockholders;

•	Compensation programs should support the short-term and long-term strategic goals and our objectives;

•	Compensation programs should reflect and promote our values and reward individuals for outstanding contributions to our success; and

•	Short-term and long-term compensation programs play a critical role in attracting and retaining well-qualified executives.

While compensation opportunities are based in part upon individual contribution, the actual amounts earned by executives in variable compensation programs are also based upon how we perform.  The executive compensation for the Chief Executive Officer and all other executives is based upon three components, each of which is intended to serve our compensation principles.

Base Salary

Base salary is targeted at the competitive median for similar companies in the biotechnology industry.  For the purpose of establishing these levels, the Compensation Committee compares our compensation structure from time to time with biotechnology companies of similar size and with product candidates at similar stages of development. Based upon its reviews of such data, the Compensation Committee determined that the base salaries of the Chief Executive Officer and all other executive officers were appropriate and necessary to attract individuals of such high caliber within the biotechnology industry.  The Compensation Committee reviews the salaries of the Chief Executive Officer and other executive officers each year and such salaries may be increased based upon (i) the individual’s performance and contribution, (ii) our performance and (iii) increases in median competitive pay levels.

Discretionary Bonus and Equity Based Awards

Our Chief Executive Officer and other executive officers are also eligible for annual discretionary bonuses. In accordance with the terms of his employment agreement, our Chief Executive Officer is eligible for a discretionary bonus of up to 75 percent of his annual base salary. The determination of the bonuses paid to our Chief Executive Officer and other executive officers is based upon a set of criteria established by the Compensation Committee at the beginning of each fiscal year. Such criteria include, among other things, the Company’s achievement of certain corporate goals related to clinical development of the Company’s current product candidates, certain financial performance measurements, and goals related to investor relations initiatives.

In addition to annual discretionary bonuses, the Company also makes annual stock option or other equity compensation based awards to its executive officers, including its Chief Executive Officer. Like discretionary cash bonuses, these awards are determined based on the achievement by such executive and the Company of certain pre-determined goals.

Compensation of the Chief Executive Officer

Based on the terms of his employment agreement with the Company, Dr. Ahn received an annualized base salary of $250,000 during fiscal 2005, which the Compensation Committee believes is competitive with executives in other industry-related companies. The Company granted Dr. Ahn a bonus of $187,500 for his performance during fiscal 2005, which represents the maximum 75 percent of his target bonus. Dr. Ahn was awarded the maximum discretionary bonus because he successfully achieved each of the objectives established by the Compensation Committee at the beginning of fiscal 2005. Dr. Ahn also received two stock option grants in fiscal 2005 - one in April 2005 relating to 126,501 shares and another in November 2005 relating to 155,179 shares. The April stock option grant was awarded to Dr. Ahn in connection with his performance for fiscal 2004, and the November 2005 award related to his performance in fiscal 2005.

Arie S. Belldegrun (Chair)
Isaac Kier
Michael Weiser

PROPOSAL 2:

APPROVAL OF 2003 STOCK OPTION PLAN

Stockholders are requested in this Proposal 2 to ratify and approve the Company’s 2003 Stock Option Plan (the “2003 Plan”) and all stock option grants made pursuant to the 2003 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify and approve the 2003 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

The brief summary of the 2003 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Appendix B.

General

In October 2003, the Board approved and adopted the 2003 Plan in the form attached hereto as Appendix B. The 2003 Plan authorizes a total of 1,410,068 shares of common stock for issuance, which represents approximately 6.3 percent of the outstanding shares of common stock on March 22, 2006. As of the date of this Proxy Statement, stock options relating to an aggregate of 704,296 shares of common stock had been granted at exercise prices ranging from $0.34 to $1.68, leaving a total of 705,772 shares available for issuance. However, following the adoption of our 2004 Stock Incentive Plan in September 2004, we have not made any grants or awards under the 2003 Plan and have no current intention of doing so. Instead, we intend to make equity incentive awards only under our 2004 Stock Incentive Plan.

The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees of and consultants to the Company.

The Plan provides that a committee (the “Committee”) composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee. In the event there is no Committee, then the entire Board shall have responsibility for administering the 2003 Plan.

Types of Incentives

Stock Options

Under the 2003 Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 2003 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

Stock Appreciation Rights

A stock appreciation right or a “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

The 2003 Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

Restricted Stock

Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the 2003 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares, including, for example, the right to vote such shares.

Stock Awards

Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

Performance Shares

Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

Non-Transferability of Most Incentives

No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder’s death, by will or the laws of descent and distribution. During an employee’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

Amendment to the Plan

The Board of Directors may amend or discontinue the 2003 Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of common stock which may be issued to all participants under the 2003 Plan, (c) materially change or expand the types of Incentives that may be granted under the 2003 Plan, (d) materially modify the requirements as to eligibility for participation in the 2003 Plan, or (e) materially increase the benefits accruing to participants. Certain 2003 Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the 2003 Plan, or change the requirements for eligibility under the 2003 Plan.

Federal Income Tax Consequences

The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder’s particular status.

        Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15 percent while the maximum ordinary income rate and short-term capital gains rate is effectively 35 percent.

  Incentive Stock Options.  Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the option holder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the option holder’s alternative minimum tax liability, if any.

If an option holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the option holder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the option holder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the option holder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the option holder’s actual gain, if any, on the purchase and sale. The option holder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options.  Non-statutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

There are no tax consequences to the option holder or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the option holder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the option holder.

Upon disposition of the stock, the option holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Department of Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. The 2003 Plan limits the number of shares relating to stock option grants awarded to an individual in any year to 1,410,068.

Option Grants Currently Outstanding

The following tables summarizes the recipients of outstanding stock option awards that have granted under the 2003 Plan to each Named Executive Officer, the Named Executive Officers as a group, each non-executive director and to all current and former employees as a group and to all non-employee consultants and advisors. Other than stock options, we have not awarded any other type of Incentive permitted under the 2003 Plan.

Name	Shares Underlying Option (#)	Percent of Total Shares Subject to Grants Under 2003 Plan (%)
Mark J. Ahn	274,226	38.9
Gregory I. Berk	0	-
Russell L. Skibsted	0	-
Fred L. Vitale	0	-
Named Executive Officers as a group	274,226	38.9
Non-executive directors	84,603	12.0
Non-executive current and former employees	63,453	9.0
Non-employee consultants and advisors	282,014	40.0

Vote Required

Ratification and approval of the 2003 Plan requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common and Preferred Stock, voting together as one class, present and entitled to vote at the Annual Meeting. A stockholder who abstains with respect to this proposal is considered to be present and entitled to vote on he proposal at the Meeting, and is in effect casting a negative vote, but a stockholder (including a broker) who does not give authority to a proxy vote, or withholds authority to vote in this proposal, shall not be considered present and entitled to vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL AND RATIFICATION OF THE 2003 PLAN.

PROPOSAL 3:

RATIFICATION AND APPROVAL OF 2004 STOCK INCENTIVE PLAN

Stockholders are requested in this Proposal 3 to ratify and approve the Company’s 2004 Stock Incentive Plan (the “2004 Plan”) and all stock option grants made pursuant to the 2004 Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify and approve the 2004 Plan. The brief summary of the 2004 Plan which follows is qualified in its entirety by reference to the complete text, a copy of which is attached to this Proxy Statement as Appendix C.

General

  In September 2004, the Board approved and adopted the Company’s 2004 Stock Option Plan (the “2004 Plan”) in the form attached hereto as Appendix C. The 2004 Plan initially reserved 2,500,000 shares of common stock for issuance, but was amended by the Board on March 31, 2006 to increase the total number of shares authorized for issuance thereunder to 4,000,000,which represents approximately 17.8 percent of the outstanding shares of common stock on March 22, 2006. As of the date of this Proxy Statement, stock options relating to an aggregate of 2,252,183 shares of common stock had been granted at exercise prices ranging from $0.07 to $7.11, leaving a total of 1,747,817 shares available for issuance.

The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees of and consultants to the Company.

The Plan provides that a committee (the “Committee”) composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee. In the event there is no Committee, then the entire Board shall have responsibility for administering the 2004 Plan.

Types of Incentives

Stock Options

Under the 2004 Plan, the Committee may grant non-qualified and incentive stock options to eligible participants to purchase shares of common stock from the Company. The 2004 Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

The option price may be paid in cash, check, bank draft or by delivery of shares of common stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of common stock valued at their fair market value or as otherwise authorized by the Committee.

In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

Stock Appreciation Rights

A stock appreciation right or a “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

The 2004 Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of common stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of common stock, cash, or any combination of common stock and cash.

Restricted Stock

Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the 2004 Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

Stock Awards

Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

Performance Shares

Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of common stock. The performance shares shall be paid in shares of common stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

Non-Transferability of Most Incentives

No stock option, SAR, performance share or restricted stock granted under the Plan is transferable by its holder, except in the event of the holder’s death, by will or the laws of descent and distribution. During an employee’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

Amendment to the Plan

The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of common stock which may be issued to all participants under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

Federal Income Tax Consequences

The following discussion sets forth certain United States income tax considerations concerning the ownership of common stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of common stock. Moreover, the tax considerations relevant to ownership of common stock may vary depending on a holder’s particular status.

Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 15% while the maximum ordinary income rate and short-term capital gains rate is effectively 35%.

  Incentive Stock Options.  Incentive stock options under the 2004 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.

There generally are no federal income tax consequences to the option holder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the option holder’s alternative minimum tax liability, if any.

If an option holder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the option holder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the option holder disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the option holder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the option holder’s actual gain, if any, on the purchase and sale. The option holder’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Non-statutory Stock Options.  Non-statutory stock options granted under the 2004 Plan generally have the following federal income tax consequences:

There are no tax consequences to the option holder or the Company by reason of the grant of a non-statutory stock option. Upon exercise of a non-statutory stock option, the option holder normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the option holder.

Upon disposition of the stock, the option holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Department of Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. The 2004 Plan limits the number of shares relating to stock option grants awarded to an individual in any year to 1,000,000.

Option Grants Currently Outstanding

The following tables summarizes the recipients of outstanding Incentives that have granted under the 2004 Plan to each Named Executive Officer, the Named Executive Officers as a group, each non-executive director and to all current and former employees as a group and to all non-employee consultants and advisors. The only type of Incentives that have been awarded under the 2004 Plan are stock options and restricted stock grants.

Name	Shares Underlying Options (#)	Restricted Stock Awards (#)	Total Shares Underlying Incentives (#)	Percentage of Total Shares Subject to Grants Under 2004 Plan
Mark J. Ahn	281,680	0	281,680	12.5
Gregory I. Berk	350,000	0	350,000	15.5
Russell L. Skibsted	100,000	0	100,000	4.4
Fred L. Vitale	235,000	0	235,000	10.4
Named Executive Officers as a group	966,680	0	966,680	42.9
Non-executive directors	320,000	0	320,000	14.2
Non-executive current and former employees	910,402	0	910,402	40.4
Non-employee consultants and advisors	55,101	0	55,101	2.4
Totals	2,252,183	0	2,252,183	100

Grants Subject to Stockholder Approval of 2004 Plan

In November 2005, we awarded stock options to several of our current employees, including our executive officers and directors, relating to an aggregate of 965,179 shares of our common stock. Each of the stock options had a term of 10 years (subject to continued employment) and are exercisable at $4.75 per share. Because the listing standards of the American Stock Exchange require our stockholders to approve all equity-based compensation, or that all such equity-based compensation be issued pursuant to a plan approved by our stockholders, each of the written agreements between us and the recipients of these stock options contained a provision which expressly conditioned the exercise of such options upon the approval of the 2004 Plan by our stockholders. In other words, notwithstanding the vesting or other terms of these stock option awards, the recipients are not permitted to exercise the options unless and until the 2004 Plan is ratified and approved by our stockholders. Each of the November 2005 option awards made to our employees vest in three equal annual installments commencing November 2006; the awards made to our non-executive directors vest in one installment in November 2006. The number of shares underlying each of these stock option awards is summarized below.

Name	Shares Underlying Options (#)
Mark J. Ahn	155,179
Gregory I. Berk	200,000
Russell L. Skibsted	0
Fred L. Vitale	150,000
Named executive officers as a group (4 persons)	505,179
Non-executive directors as a group (4 persons)	160,000
Non-executive employees as a group (9 persons)	300,000

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL AND RATIFICATION OF THE 2004 PLAN.

PROPOSAL 4:

APPROVAL OF 2006 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders in this Proposal 4 to ratify and approve our 2006 Employee Stock Purchase Plan (the “2006 Plan”). The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify and approve the 2006 Plan. The brief summary of the 2006 Plan that follows is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached to this Proxy Statement as Appendix D.

General

On March 31, 2006, our board of directors approved and adopted the 2006 Plan in the form attached as Appendix D, subject to stockholder approval. Like our other equity compensation plans, the purpose of the 2006 Plan is to advance the interests of our Company by furnishing an additional tool to attract and retain talented employees who will be necessary for our continued growth and success.

The 2006 Plan provides our eligible employees with the opportunity to purchase shares of our common stock through payroll deductions. The 2006 Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. There will be a maximum of 750,000 shares of our common stock available for purchase under the 2006 Plan. Our executive officers have an interest in this proposal because they, along with other eligible employees, may participate in the 2006 Plan.

Description of the 2006 Plan

Eligibility to Participate. Subject to the approval of this Proposal 4 at the Annual Meeting, most employees of our Company (including any future U.S. subsidiaries) will be eligible to participate in the 2006 Plan. However, an employee is not eligible if he or she owns or has the right to acquire 5 percent or more of our voting stock (or of any subsidiary). Also, an employee is not eligible if he or she works less than 20 hours per week or less than or equal to 5 months per calendar year.

Administration, Amendment and Termination. The Compensation Committee of our Board of Directors will administer the 2006 Plan. Subject to the terms of the 2006 Plan, the Compensation Committee has all discretion and authority necessary or appropriate to control and manage the operation and administration of the 2006 Plan. The Compensation Committee may make whatever rules, interpretations, and computations, and take any other actions to administer the 2006 Plan that it considers appropriate to promote the Company’s best interests, and to ensure that the 2006 Plan remains qualified under Section 423 of the Internal Revenue Code. The Compensation Committee may delegate one or more of the ministerial duties in its administration of the 2006 Plan.

The Board generally may amend or terminate the 2006 Plan at any time and for any reason. However, as required by Section 423 of the Internal Revenue Code and other applicable regulations, our stockholders must approve certain material amendments.

Number of Shares Available Under the 2006 Plan. Subject to stockholder approval at the Annual Meeting, a maximum of 750,000 shares of our common stock will be available for issuance pursuant to the 2006 Plan. Shares sold under the 2006 Plan will be newly issued shares. In the event of any stock split, stock dividend or other change in the capital structure of the Company, appropriate adjustments will be made in the number, kind and purchase price of the shares available for purchase under the 2006 Plan and the various limits on share purchases under the 2006 Plan.

Enrollment and Contributions. Eligible employees voluntarily elect whether or not to enroll in the 2006 Plan. Employees contribute to the 2006 Plan through payroll deductions in an amount equal to any whole percentage from 1 percent to 15 percent of their eligible compensation through after-tax payroll deductions. The amounts contributed by each employee are held by the Company and recorded in a separate bookkeeping account until the next purchase date (as defined below). From time to time, the Board of Directors may establish a different minimum permitted contribution percentage. A participant in the 2006 Plan may not alter his or her contribution rate during the six-month period ending on any such purchase date.

Purchase of Shares. From time to time, the Board of Directors may fix a grant date or a series of grant dates on which the Company will grant to participating employees the right to purchase shares under the 2006 Plan. Assuming stockholder approval of this Proposal 4, the first grant date will be on July 31, 2006, and future grant dates will be on each subsequent January 31 and July 31, until that series is changed or ended by the Board. The rights granted to employees on a particular grant date will remain in effect during an “offering period” that begins on such grant date and ends on the offering period’s “ending date.” The ending date for any offering period will be the earlier of (i) the last day of the 24-month period following the grant date, or (ii) the first purchase date after the grant date on which the fair market value of the Company’s common stock is less than the fair market value of the common stock on the grant date. A “purchase date” is defined under the 2006 Plan as each six month anniversary of the grant date that began an offering period for the rights subject to such grant, as long as such anniversary occurs on or before the ending date of such offering period. Each six-month period between purchase dates is defined under the 2006 Plan as a "purchase period." The 2006 Plan provides that the Board shall have the power to change, without stockholder approval, the duration and/or frequency of the offering periods for future grants under the plan, and the purchase periods with respect to future purchases of shares under the Plan, as long as such change is announced at least 15 business days before the scheduled beginning of the first offering period or purchase period to be affected.

Offering periods that begin on different grant dates, and have not yet ended, will run concurrently. However, a Participant who participates during any six-month purchase period will be deemed to purchase first all of the remaining shares available to him or her under rights granted on the earliest grant date for which the offering period has not ended, at the price for that offering period, before any shares may be purchased under rights granted to him or her on a later grant date.

On each purchase date, employees enrolled in the 2006 Plan will be deemed to have purchased the number of full shares of our common stock that may be purchased on such purchase date, by using the dollar amount credited to such employee's account through the purchase date. The stock purchase price applicable to the employee's purchases on that purchase date will be 85 percent of the lower of (1) the fair market value of a share of our common stock on the grant date of the longest-running unexpired offering period for which the employee is eligible, or (2) the fair market value of a share of our common stock on the purchase date. However, in any calendar year, no employee may purchase more than $25,000 of common stock under the 2006 Plan (based on the market value of the common stock on the grant date of the applicable offering period in which shares would be purchased).

All stock purchased on a purchase date under the 2006 Plan will be transferred to a brokerage account in the purchasing employee’s name, at a brokerage firm designated by the Committee to assist in administering this plan. The stock must remain in that account for the holding period described below under the heading Federal Income Tax Consequences unless the employee first sells or otherwise disposes of the stock. After the holding period, an employee may transfer the stock to another brokerage account or request delivery of a stock certificate.

Withdrawal from Participation. An employee’s participation in the 2006 Plan terminates during any purchase period in which the Company receives from the employee a written notice of withdrawal from the plan, at least 10 business days before the next purchase date on which shares would otherwise be purchased by the employee. An eligible employee who has withdrawn from the 2006 Plan during a particular purchase period may not re-enter for that purchase period or the next purchase period, but may re-enroll as of any grant date after the next purchase period following such withdrawal. If an employee re-enrolls before the end of any offering period or periods for which he or she was eligible, any stock purchased during a purchase period within those offering periods will be based on the purchase price that applies for the longest-running unexpired offering period for which he or she remains eligible.

Number of Shares Purchased by Certain Individuals and Groups. Given that the number of shares of common stock that may be purchased under the 2006 Plan is determined, in part, by the share’s market value on the applicable grant date or purchase date and given that participation in the 2006 Plan is voluntary on the part of eligible employees, the actual number of shares that may be purchased by any individual is not determinable.

Federal Income Tax Consequences

Based on management’s understanding of current U.S. federal income tax laws, the tax consequences of the purchase of shares of common stock under the 2006 Plan are briefly described below. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. We advise all participants to consult their own tax advisors concerning the tax implications of shares purchased under the 2006 Plan.

An employee will not have taxable income when the shares of common stock are purchased for him or her, but the employee generally will have taxable income when the employee sells or otherwise disposes of common stock purchased through the 2006 Plan. The tax rates that apply to any gain from the disposition of stock purchased through the 2006 Plan will depend on whether the purchasing employee disposed of them within a holding period of at least two years immediately following the grant date for the offering period in which such shares were purchased and at least one year immediately following the transfer of such shares to the employee. With respect to shares that are not disposed of during the holding period, gain up to the amount of the 15% discount from the market value of the shares on the grant date is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after such holding period, the employee disposes of the shares for less than the purchase price, the difference is a long-term capital loss. However, any shares purchased through the 2006 Plan and sold within that holding period are taxed at ordinary income rates on the amount of any purchase price discount from the shares’ market value on the purchase date, rather than the grant date. Any additional gain (or loss) on shares sold within the holding period is taxed to the employee as long-term or short-term capital gain (or loss); and the purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.

The Company generally may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of shares purchased under the 2006 Plan and sold within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL AND RATIFICATION OF THE 2006 PLAN.

OTHER MATTERS

Certain Transactions and Relationships

Paramount BioCapital

In connection with a private placement in February 2004, we engaged Paramount BioCapital, Inc. (“PBI”) as our placement agent and paid PBI the sum of approximately $327,000 as commissions for its services. We also issued to PBI a 5-year warrant to purchase 196,679 shares of common stock at an exercise price of $2.375 per share, which now represents the right to purchase 277,330 shares at a price of $1.68 per share. In connection with our April 2005 private placement, we paid PBI a cash fee of $52,500 and issued a 5-year warrant to purchase 58,593 common shares at a price of $1.57 per shares as a result of an investment by two investors previously introduced to us by PBI. Dr. Michael Weiser, a director of our company, is an employee of PBI or an affiliated entity.

Private Placement Investments by Officers and Directors

In our February 2004 private placement, we sold 84,210 shares of our common stock for total proceeds of $200,000 to Kier Family, LP, a limited partnership of which Isaac Kier, a director of our company, is general partner. In addition, Mr. Kier and his affiliates purchased179,641 shares of our Series A Preferred Stock in the July 2004 private placement in exchange for aggregate proceeds of $600,000. In our April 2005 private placement, Mr. Kier and his affiliates purchased 253,906 shares of our common stock at a price of $1.28 per share and, in connection with such offering, received warrants to purchase an additional 76,171 shares at an exercise price of $1.57 per share. Further, in our October 2005 private placement, two affiliates of Mr. Kier purchased an aggregate of 76,252 shares of our common stock at a price of $4.59 and also received warrants to purchase an additional 15,250 shares at an exercise price of $5.80 per share. The terms on which Mr. Kier or his affiliates purchased these shares were identical to the terms in which the other investors in these offerings purchased our securities, except with respect to the October 2005 private placement, in which non-affiliated investors paid only $4.00 per share of common stock.

In connection with our April 2005 private placement, Mark Ahn and his spouse each purchased 19,531 shares of our common stock  at a price of $1.28 per share and each received warrants to purchase an additional 5,859 common shares at an exercise price of $1.57 per share.  In the same offering, Fred Vitale purchased 23,437 common shares at $1.28 and received a warrant to purchase an additional 7,031 shares at an exercise price of $1.57 per share. Further, in our October 2005 private placement, Dr. Ahn and his spouse each purchased 5,446 shares of our common stock at a price of $4.59 and each also received warrants to purchase an additional 5,446 shares at an exercise price of $5.80 per share. The terms on which Dr. Ahn and his spouse purchased these shares were identical to the terms in which the other investors in these offerings purchased our securities, except with respect to the October 2005 private placement, in which non-affiliated investors paid only $4.00 per share of common stock.

In connection with our April 2005 private placement, Fred Vitale purchased 23,437 common shares at $1.28 and received a warrant to purchase an additional 7,031 shares at an exercise price of $1.57 per share. Further, in our October 2005 private placement, Mr. Vitale purchased 43,572 shares of our common stock at a price of $4.59 and also received warrants to purchase an additional 8,714 shares at an exercise price of $4.59 per share. The terms on which Mr. Vitale purchased these shares were identical to the terms in which the other investors in these offerings purchased our securities, except with respect to the October 2005 private placement, in which non-affiliated investors paid only $4.00 per share of common stock.

NovaDel Pharma Inc.

In October 2004, we entered into a license agreement with NovaDel Pharma, Inc. At the time of such agreement, Dr. Lindsay A. Rosenwald owned in excess of 20 percent of the outstanding common stock of NovaDel, and, together with certain trusts established for the benefit of Dr. Rosenwald or members of his family, Dr. Rosenwald owned more than 10 percent of our common stock. Dr. Rosenwald also owns and controls PBI.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during 2005, we believe that all such forms were filed on a timely basis, except for those items listed in the table below.

Name of Filer	Description of Transaction	Transaction Date	Filing Date
Mark Ahn	Grant of Options Purchase	4/11/05 4/22/05	4/21/05 4/29/05

Arie Belldegrun	Grant of Options	4/11/05	7/18/05

Isaac Kier	Purchase	4/22/05	5/02/05

John Iparraguirre	Grant of Options	4/11/05	4/22/05

Leon Rosenberg	Grant of Options	4/11/05	7/18/05

Fred Vitale	Grant of Options Purchase	4/11/05 4/22/05	4/21/05 4/29/05

Michael Weiser	Grant of Options	4/11/05	7/18/05

The Board of Directors does not intend to present at the Annual Meeting any other matter not referred to above and does not presently know of any matter that may be presented at the Annual Meeting by others. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxies to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

HANA BIOSCIENCES, INC.

/s/ John P. Iparraguirre

John P. Iparraguirre, Secretary

Appendix A

Audit Committee Charter

PURPOSE OF COMMITTEE

Hana’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements. This process includes ensuring that the financial statements are accurate, complete and stated in accordance with GAAP. Although the financial reporting is the responsibility of management, it is overseen by the Board of Directors. It is the charter of the Hana Audit Committee to act for the Board of Directors as follows:

1.	Responsible for monitoring the integrity of Hana’s financial statements and financial reporting process.
2.
Review management’s agenda to:
•  Maintain adequate internal controls regarding finance and accounting, including legal and regulatory compliance matters,
•  Safeguard assets and
•  Assess and manage risk.

3.
Monitor the independence and performance of Hana’s independent auditor. This process includes the overseeing of the annual financial audit, quarterly reviews and non-audit services. The Audit Committee is responsible for the selection, compensation, evaluation and possible replacement of the independent auditor. The independent auditor reports directly to and is directly accountable to the Audit Committee.

4.
Pre-approve all professional services related to the financial process which include as follows 1) audit- related services, 2) tax services, and 3) other services that may be performed by the independent auditor. The Audit Committee is required to establish relevant policies and procedures for the engagement of the independent auditor to provide permission for non-audit services.

5.	Assure that the lead audit partner and the reviewing audit partner are rotated every five years.
6.
Ensure that the Committee receives from the independent auditors all written disclosures and letters required by Independence Standards Board Standard 1 which detail all relationships between the independent auditors and the Company.

7.	Review and discuss with the independent auditors any difficulties encountered in the course of the audit including any restrictions on the scope of the audit or denied access to requested information.
8.	The Committee will be responsible for the ultimate resolution of any disagreements between the independent auditors and management regarding financial reporting.
9.	Assure that the Company has disclosed this charter in an appendix to Hana’s proxy statement at least once every three years.
10.	Discuss, with the independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, and as amended by Statement on Auditing Standards No. 90.
11.	Prepare the Audit Committee report as required by the rules of the Securities and Exchange Commission (SEC). This report will be included in the Company’s annual proxy statement.
12.
Annually review and discuss with management and its independent auditors (1) management’s assessment of the internal control structure effectiveness and procedures for financial reporting and (2) the independent auditors’ attestation to, and report on, management’s control assessment when such requirement becomes effective under Section 404 of the Sarbanes-Oxley Act of 2002.

13.
Review and discuss with management and the independent auditors the annual audited and quarterly financial statements of the Company. Also, discuss with management all disclosures under “Management’s Discussion and Analysis” to ensure accuracy prior to the filing of a report on Form 10-K or 10-Q with the SEC.

14.
Receive a disclosure from the CEO and CFO during their certification process for the 10-K and 10-Q’s about (1) any significant deficiencies and material weaknesses in design or operation of internal controls and (2) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

15.	Responsible for establishing hiring policies for employees or former employees of the independent auditor to ensure independence has not been compromised.
16.
Establish and maintain procedures for the:
•  receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and
•  the confidential, anonymous submissions by employees who have concerns regarding accounting or auditing matters they consider questionable.

17.	Review the adequacy of the Committee charter on an annual basis. All recommended changes will then be submitted to the Board for consideration.
18.	Evaluate, on an annual basis, its own performance as a member of the Audit Committee.

To carry out these responsibilities, the Audit Committee shall meet regularly and report its findings to the full Board of Directors.

TERM AND MEMBERSHIP

The Committee shall be comprised of three or more directors as determined by the Board, or such greater number if so required by applicable law, rule or other regulation, each of whom shall be independent directors (as defined by all applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and any other appropriate body, including any applicable stock market or stock exchange), and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, including being able to read and understand financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. The Committee shall endeavor to have, as one of its members, an individual who qualifies as an “audit committee financial expert” in compliance with the criteria established by the Commission and other relevant regulations at the time the regulations require disclosure of the existence of an audit committee financial expert. The existence of such audit committee financial expert, including his or her name and whether or not he or she is independent, or the lack of an audit committee financial expert, shall be disclosed in the Corporation’s periodic filings as required by the Commission.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve two year terms or until their successors have been duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES - MEETING FREQUENCY

It is expected that the Audit Committee will be the diligent administrator of the financial reporting process and ensure the Company’s adherence to the internal financial controls. Because of this responsibility it is the Board’s expectation that the Committee shall meet four (4) times annually with additional meeting taking place by teleconferences if deemed necessary. Additional meetings may be required throughout the year as Company circumstances dictate.

In addition the Audit Committee shall have the authority to retain (with funding provided by the Company) special legal, accounting or other consultants to advise the Committee. Additionally the Audit Committee may request any officer, employee, outside counsel or independent auditor to attend a meeting of the Committee

Appendix B

HANA BIOSCIENCES, INC.

2003 Stock Option Plan

1. Purpose. The purpose of the 2003 Stock Option Plan (the “Plan”) of Hana Biosciences, Inc. (formerly known as Hudson Health Sciences, Inc.), a Delaware corporation (the “Company”), is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, directors and consultants. Incentives may consist of opportunities to purchase or receive shares of common stock, $0.001 par value, of the Company (“Common Stock”), monetary payments or both on terms determined under this Plan.

2. Administration.

2.1 The Plan shall be administered by a committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee shall consist of not less than two directors of the Company who shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), and an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have complete authority to determine all provisions of all Incentives awarded under the Plan (as consistent with the terms of the Plan), to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentives granted under the Plan. The Committee will also have the authority under the Plan to amend or modify the terms of any outstanding Incentives in any manner; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and that any recipient on an Incentive adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive, however, whether pursuant to this Section 2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive for purposes of this Plan. If at any time there is no Committee, then for purposes of the Plan the term “Committee” shall mean the entire Board.

2.2 In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares, (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (iii) any change in accounting principles or practices, or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria of any outstanding Incentive that is based in whole or in part on the financial performance of the Company (or any subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

3. Eligible Participants. Employees of the Company or its subsidiaries (including officers and employees of the Company or its subsidiaries), directors and consultants, advisors or other independent contractors who provide services to the Company or its subsidiaries (including members of the Company’s scientific advisory board) shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee; provided, however, that if the entire Board is serving as the Committee, then any Incentive awarded to an officer shall be approved by a majority of the “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act). Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 5,400,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised or unvested as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. No individual may receive options to purchase more than 2,000,000 shares in any year.

6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but in no event shall be more than ten years from the date of grant. Each stock option, or portion thereof, shall become exercisable at such time or times as may be designated by the Committee at the time of the stock option grant. The Committee may accelerate the vesting of any stock option.

6.4. Manner of Exercise. Subject to the conditions contained in this Plan and in the agreement with the recipient evidencing such option, a stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The exercise price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; (b) by delivery of shares of Common Stock that are already owned by the participant in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such stock options as to which there is a record date preceding the date the participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted.

(b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the Company’s stockholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant. No Incentive Stock Option may be exercisable after ten (10) years from its date of grant (five (5) years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

(e) The exercise price for Incentive Stock Options shall be not less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option; provided that the exercise price shall be 110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company.

7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1. Number; Exercise Price. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option. The exercise price of an SAR will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the exercise price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. The participant receiving a stock award will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a participant as a stock award under this Section 8 upon the participant becoming the holder of record of such shares. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant, which restrictions and conditions may be determined by the Committee as long as such restrictions and conditions are not inconsistent with the terms of the Plan. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold or granted to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, Disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions; or

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2003 Stock Option Plan of Hana Biosciences, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the 2003 Stock Option Plan and the agreement is on file in the office of the secretary of the Company.

8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of a performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the participant before the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash as determined by the Committee. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4. Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or Disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, Disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10. Change of Control.

10.1 Change in Control. For purposes of this Section 10, a “Change in Control” of the Company will mean the following:

(a) the sale, lease, exchange or other transfer, directly or indirectly, of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c) any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuing Directors (as defined below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors); provided that a traditional institution or venture capital financing transaction shall be excluded from this definition;

(d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuing Directors, or (ii) less than 50% of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuing Directors).

10.2  Continuing Directors. For purposes of this Section 10, “Continuing Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Continuing Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

10.3 Acceleration of Incentives. Without limiting the authority of the Committee under the Plan, if a Change of Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentives or replace them with substantially equivalent incentive awards, then upon the effective date of any such Change in Control (a) all outstanding options and SARs will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant to whom such options or SARs have been granted remains in the employ or service of the Company or any subsidiary of the Company or any acquiring entity or successor to the Company; (b) the restrictions on all shares of restricted stock awards shall lapse immediately; and (c) all performance shares shall be deemed to be met and payment made immediately.

10.4 Cash Payment for Options. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an option at the time of grant or at any time after the grant of an option, and without the consent of any participant affected thereby, may determine that:

(a) some or all participants holding outstanding options will receive, with respect to some or all of the shares of Common Stock subject to such options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such options; and

(b) any options as to which, as of the effective date of any such Change in Control, the Fair Market Value of the shares of Common Stock subject to such options is less than or equal to the exercise price per share of such options, shall terminate as of the effective date of any such Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 10.4, then as of the effective date of any such Change in Control of the Company, such options will terminate as to such shares and the participants formerly holding such options will only have the right to receive such cash payment(s). If the Committee makes a determination as set forth in subparagraph (b) of this Section 10.4, then as of the effective date of any such Change in Control of the Company such options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such options on such date, and the participants formerly holding such options will have no further rights with respect to such options.

11. General.

11.1. Effective Date. The Plan will become effective upon approval by the Board.

11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

11.3. Non-transferability of Incentives. Except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, unless approved by the Committee, no stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant’s lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

11.4. Effect of Termination, Death or Disability. In the event that a participant ceases to be an employee of or consultant to the Company, or the participants other service with the Company is terminated, for any reason, including death, but excluding “Disability,” any Incentives may be exercised or shall expire at such times as may be determined by the Committee in its sole discretion in the agreement evidencing an Incentive. Notwithstanding any provision to the contrary contained in the Plan, in the event that a participant ceases to be employed or engaged by the Company, or is otherwise unable to render services to the Company, as a result of a Disability, any portion of a stock option Incentive that has vested as of the date of such Disability shall remain exercisable for the remaining term of such stock option, or such lesser period as provided in the agreement evidencing the terms of such stock option; provided, however, that all portions of a stock option Incentive that have not yet vested or are scheduled to vest in the future shall not vest and the employee’s rights to such portion of the stock option shall terminate. Notwithstanding the other provisions of this Section 11.4, upon a participant’s termination of employment or other service with the Company and all subsidiaries (other than as a result of a Disability), the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause options and SARs (or any part thereof) then held by such participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Shares and Stock Awards then held by such participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive may remain exercisable or continue to vest beyond its expiration date. Any Incentive Stock Option that remains unexercised more than one (1) year following termination of employment by reason of death or Disability or more than three (3) months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option. The term “Disability” shall mean, with respect to a participant, that such participant is unable to perform a significant part of his or her duties and responsibilities as an employee, director, consultant or other advisor to the Company by reason of such participant’s physical or mental injury or illness, and such inability lasts for a period of at least 180 consecutive days.

11.5. Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar change in the corporate structure of the Company or shares of the Company, the exercise price of an outstanding Incentive and the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock in order to prevent dilution or enlargement of the rights of the participants. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

11.8. Withholding.

(a) The Company shall have the right to (i) withhold and deduct from any payments made under the Plan or from future wages of the participant (or from other amounts that may be due and owing to the participant from the Company or a subsidiary of the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive, or (ii) require the participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

(c) If a participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

(1) No Election shall be effective for a Tax Date which occurs within six months of the grant or exercise of the award, except that this limitation shall not apply in the event death or Disability of the participant occurs prior to the expiration of the six-month period.

(2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

11.11. Amendment of the Plan. The Board may amend, suspend or discontinue the Plan at any time; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive without the consent of the affected participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Section 11.6 of the Plan.

11.12. Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the board of directors of the Company determines in good faith in the exercise of its reasonable discretion to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market System or Nasdaq SmallCap Stock Market (collectively, “Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

11.13 Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

11.14 Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

11.15 Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

Appendix C

HANA BIOSCIENCES, INC.

2004 STOCK INCENTIVE PLAN

(including amendments through April 1, 2006)

1.  Purpose. The purpose of the 2004 Stock Incentive Plan (the “Plan”) of Hana Biosciences, Inc. (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $.001 par value, of the Company (“Common Stock”) on terms determined under this Plan.

2.  Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3.  Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4.  Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SAR s”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); and (e) performance shares (Section 9).

5.  Shares Subject to the Plan.

5.1  Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 4,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2  Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

5.3  Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares or treasury stock, as designated by the Committee.

6.  Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. The Committee may designate whether an option is to be considered an incentive stock option or a non-statutory stock option. To the extent that any incentive stock option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such incentive stock option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-statutory stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1  Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

6.2  Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option. Notwithstanding the foregoing, no person shall receive grants of Stock Options under the Plan that exceed 1,000,000 shares during any one fiscal year of the Company.

6.3  Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4  Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee.

6.5  Not a Stockholder. Prior to the issuance of Common Stock upon exercise of a stock option, a participant shall have no rights as a stockholder of the Company.

6.6  Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a)  The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b)  Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)  All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d)  Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)  The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)  If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

7.  Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1  Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.2  Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3  Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4 .

7.4  Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a)  the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b)  the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

7.5  Not Stockholder. The grant of an SAR to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock, if any, with respect to an award.

8.  Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1  Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2  Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3  Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a)  a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)  a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c)  such other conditions or restrictions as the Committee may deem advisable.

8.4  Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2004 Stock Incentive Plan of Hana Biosciences, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

8.5  End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6  Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Unless the Committee determines otherwise in its sole discretion, any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the restrictions set forth above will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

9.  Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1  Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2  Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

9.3  No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4  Expiration of Performance Share. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

10.  General.

10.1  Effective Date. The Plan will become effective upon its approval by the Company’s stockholders. Unless approved by the stockholders within one year after the date of the Plan’s adoption by the Board of Directors, the Plan shall not be effective for any purpose.

10.2  Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

10.3  Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or stockholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.4  Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

10.5  Additional Conditions. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to any Incentives granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

10.6  Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7  Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8  Withholding.

(a)  The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b)  Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

(c)  If a participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

(i)  No Election shall be effective for a Tax Date which occurs within six months of the grant or exercise of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period.

(ii)  The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

10.9  No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10  Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

10.11  Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the stockholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12  Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a)  providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(b)  providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c)  providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d)  providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board may restrict the rights of participants or the applicability of this Section  10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.13  Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market or Nasdaq Small-Cap Market (“Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

10.14  Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment of inventions, or non-compete agreement entered into with the Company or any subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

10.15  Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

10.16  Successors and Assigns. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the participants in the Plan.

Appendix D

HANA BIOSCIENCES, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN

(Effective as of July 1, 2006)

1. Purpose of the Plan. The Hana Biosciences 2006 Employee Stock Purchase Plan (the “Plan”) is intended to provide a method whereby eligible employees of Hana Biosciences, Inc. (the “Company”) and its Designated Subsidiaries will have an opportunity to purchase shares of the common stock of the Company. The Company believes that employee participation in the ownership of the Company is of benefit to both the employees and the Company. The Company intends to have the Plan qualify as an “employee stock purchase plan” under section 423 of the Code (as hereinafter defined). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner that is consistent with the requirements of that Code section.

2. General Definitions. For purposes of the Plan, the following terms shall have the respective meanings set forth below:

“Account” shall mean the record of all remaining funds that have been contributed by each individual Participant as a result of payroll deductions for the purpose of purchasing Shares pursuant to Rights granted under the Plan. A Participant’s Account shall be subject to the conditions and limitations set forth in Sections 7 and 8 and other provisions of this Plan.

“Base Pay” means an employee’s regular straight time salary or earnings.

“Board” means the Board of Directors of the Company.

“Business Day” means any day (other than a Saturday, Sunday or legal holiday in the State of California) on which banks are permitted to be open in San Francisco, California.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board or another committee appointed by the Board to administer and fulfill its duties under the Plan.

“Common Stock” means the voting common stock of the Company, no par value.

“Designated Subsidiary” shall mean any Subsidiary whose employees have been designated by the Board or the Committee to be eligible, subject to Section 3, to become Participants under the Plan.

“Ending Date” means the Purchase Date on which a particular Offering Period ends, as determined under Section 4.3.

“Enrollment Date” for a Participant means any Grant Date on which the Participant is enrolled in the Plan pursuant to Sections 6 and 7.

“ESPP Broker” means a qualified stock brokerage or other financial services firm that has been designated by the Committee to assist in administering this Plan.

“Fair Market Value” of any Share, as of a particular date, shall mean the price per share of Common Stock as quoted on The Nasdaq Stock Market, Inc. at the close of regular trading on that date. The Board or the Committee may designate a different time or method of determining Fair Market Value if that becomes appropriate because of changes in the hours or methods of trading on The Nasdaq Stock Market, Inc. If the Common Stock ceases to be listed on The Nasdaq Stock Market, Inc., the Board or the Committee shall designate an alternative exchange, stock market or other method of determining Fair Market Value of the Common Stock.

“Grant Date” means each date established pursuant to Section 4.1 on which the Company grants to Participants a new set of Rights to purchase Shares during the Offering Period beginning on that date.

“Offering Period” shall mean the time period beginning on a Grant Date and ending on a date determined under Section 4.3, during which Shares may be purchased by Participants pursuant to the Rights granted on that Grant Date.

“Participant” means an employee of the Company or any of its Designated Subsidiaries who, pursuant to Section 3, is eligible to participate in the Plan and has complied with the enrollment requirements of Sections 6 and 7.

“Plan” means this Hana Biosciences, Inc. Employee Stock Purchase Plan -- 2006, as it may be amended from time to time.

“Purchase Date” means any of the following dates, on which a purchase of Shares shall be made pursuant to Rights granted to Participants: each six month anniversary of the Grant Date that began the Offering Period for those Rights, but only if such anniversary occurs on or before the Ending Date of such Offering Period.

“Purchase Period” means each six-month portion of an Offering Period that ends on a Purchase Date and began on the later of the Offering Period’s Grant Date or the day after the last Purchase Date within that Offering Period.

“Rights” means the rights granted to Participants under Section 4.2, as of a particular Grant Date, to purchase Shares during each Purchase Period within the Offering Period beginning on the Grant Date.

“Shares” means shares of Common Stock that are subject to existing Rights or have been sold to Participants pursuant to their Rights granted under the Plan.

“Subsidiary” shall mean any present or future domestic or foreign corporation that is or would be a “subsidiary corporation” of the Company as that term is defined in Code section 424(f).

3. Employees Eligible to Participate. Any employee of the Company or any of its Designated Subsidiaries is eligible to participate in the Plan if he or she: (a) is in the employ of the Company or any of its Designated Subsidiaries on a Grant Date, (b) has been so employed for at least thirty consecutive days immediately preceding the Grant Date, (c) has been paid for an average of at least twenty hours per week during such employment, and (d) is not an employee whose customary employment is for five months or less in any calendar year.

The Board shall have the power to amend the Plan by changing the conditions for eligibility to participate in the Plan with respect to future grants of Rights, without shareholder approval, if such change is announced at least fifteen Business Days prior to the Grant Date on which such Rights are to be granted, and only if such eligibility conditions comply with the requirements of Code section 423(b)(4).

4. Grants of Rights to Purchase Shares During Offering Periods.

4.1 Grant Dates. From time to time, the Board may fix a Grant Date or a series of Grant Dates on which the Company will grant Rights to purchase Shares, as provided in Section 4.2, during the Offering Period beginning on that Grant Date. The first Grant Date will be July 31, 2006, and subsequent Grant Dates will be each January 31 and July 1 after 2006, until that series is ended or changed by the Board.

4.2 Granting of Rights. On the Grant Date of each Offering Period, the Company shall be deemed to have automatically granted to each employee eligible to participate in the Plan as of the Grant Date, a Right to purchase as many full Shares (but not any fractional Shares) as may be purchased pursuant to Section 10, on each Purchase Date during the Offering Period, with the balance of such Participant’s Account on that Purchase Date, subject to the limitations set forth in Sections 7.1, 9 and 10, and the other terms and conditions of this Plan.

4.3 Offering Periods and Ending Dates. The Rights granted on a particular Grant Date will remain in effect only during an Offering Period that begins on the Grant Date and ends on the Offering Period’s Ending Date, which shall be the earlier of (a) the last day of the 24-month period following the Grant Date, or (b) the first Purchase Date after the Grant Date on which the Fair Market Value of a Share is less than the Fair Market Value of a Share on the Grant Date. Any Rights that were granted on a Grant Date and have not been exercised during the Offering Period beginning on the Grant Date shall expire as of the close of business on the Ending Date of the Offering Period. The Board shall have the power to change, without shareholder approval, the duration and/or frequency of (a) the Offering Periods for future grants of Rights, and (b) Purchase Periods with respect to future Share purchases, if any such change is announced at least fifteen Business Days before the scheduled beginning of the first Offering Period or Purchase Period to be affected; provided, however, that no Offering Period may exceed twenty-seven months.

4.4 Coordination of Overlapping Offering Periods. Offering Periods that begin on different Grant Dates, and have not yet ended, will run concurrently; provided, however, that a Participant who enrolls to exercise any Rights during any Purchase Period will be deemed to purchase first all of the remaining Shares available to him or her under Rights granted on the earliest Grant Date for which the Offering Period has not ended, before any Shares may be purchased under Rights granted to him or her on a later Grant Date.

5. Purchase Price. The purchase price for each Share offered and sold to Participants on any Purchase Date during an Offering Period shall be the lesser of: (a) 85 percent of the Fair Market Value of a Share on the Offering Period’s Grant Date if it is a Business Day or, if it is not, on the nearest subsequent Business Day; or (2) 85 percent of the Fair Market Value of a Share on the Purchase Date if it is a Business Day or, if it is not, on the nearest prior Business Day.

6. Participation. An eligible employee may become a Participant by completing the enrollment process prescribed by the Company, which shall include a payroll authorization made pursuant to Section 7, at a reasonable time before the Grant Date on which it is to be effective (an “Enrollment Date”). A Participant’s enrollment will be effective on such Enrollment Date, subject to the following conditions:

6.1 Outstanding Rights of Participant. If the Participant has not fully exercised all of the Rights previously granted to him or her for one or more Offering Periods that will remain in effect after such Enrollment Date, the enrollment will be deemed to exercise first the remaining Rights with the earliest Grant Date.

6.2 Participant without Outstanding Rights. If no Rights have previously been granted to the Participant, or he or she is no longer entitled to exercise any Rights granted on a previous Grant Date, the enrollment will be effective for any Rights on and after such Enrollment Date.

6.3 General Rules. Participation during one Offering Period under the Plan shall not require participation in any later Offering Period, but a Participant shall remain enrolled in the Plan until the Participant withdraws from the Plan pursuant to Section 14, or his or her employment is terminated with the Company and all of its Designated Subsidiaries, whichever occurs earlier.

7. Payroll Deductions.

7.1 Authorization of Payroll Deductions. At the time each Participant’s enrollment process is completed under Section 6, the Participant shall authorize the Company to make payroll deductions, for so long as he or she participates in the Plan after his or her Enrollment Date, of a whole percentage (not partial or fractional) of his or her Base Pay paid after the Enrollment Date, for the purpose of paying for Shares pursuant to Rights that he or she is entitled to purchase during any Purchase Period beginning on or after such Enrollment Date; provided, however, that no such payroll deduction shall be less than one percent or exceed 15 percent of Base Pay. The amount of such minimum percentage deduction may be adjusted by the Board of Directors or the Committee from time to time; provided, however, that a Participant’s existing rights under the Plan with respect to any Purchase Period that has already commenced may not be adversely affected thereby, except to the extent necessary to comply with Section 6 or Section 9, as determined in the discretion of the Committee.

7.2 Account Credits. Each Participant’s payroll deductions shall be credited to that Participant’s Account. A Participant may not make any separate cash payment into such Account, nor may payment for Shares be made from any source other than unused amounts credited to the Participant’s Account.

7.3 Period of Payroll Deductions. A Participant’s payroll deductions commencing on any Enrollment Date shall continue, for all Purchase Periods within any Offering Periods permitted under Section 6, until the termination of the Plan, unless the Participant elects before any subsequent Purchase Period to withdraw pursuant to Section 14 or change his or her contribution percentage.

7.4 Limitation on Changes. A Participant may discontinue participation in the Plan as provided in Section 14, but a Participant may not otherwise alter the rate of his or her payroll deductions during any Purchase Period.

7.5 Carryover of Unused Balances. If any balance remains in a Participant’s Account as of the close of business on any Purchase Date, because the balance was not sufficient to purchase a full Share on that Purchase Date, that balance shall be automatically carried over and treated as a contribution for the purchase of Shares on the next Purchase Date on which the Participant is eligible to purchase Shares.

8. Nature of Account. A Participant shall all times have a right to an amount equal to the payroll deduction contributions credited to his or her Account, and not yet used to purchase Shares for the Participant, but any such unused contributions may be commingled with the general funds of the Company and used by the Company for any corporate purpose; and the Company shall not be obligated to segregate such contributions. No interest shall be paid or allowed on a Participant’s Account.

The Plan is unfunded and shall not create nor be construed to create a trust or separate fund of any kind or any fiduciary relationship among the Company, the Board, the Committee or any Participant. To the extent a Participant acquires a right to receive payment or Shares from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

9. Number of Shares Offered Under the Plan. The maximum number of Shares that will be offered under the Plan is 750,000, subject to any adjustment made pursuant to Section 18. If, on any date, the total number of Shares for which Rights are to be granted pursuant to Section 4.2 would exceed the number of Shares then available under this Section 9 after deduction of all Shares (a) that have been purchased under the Plan and (b) for which Rights to purchase are then outstanding, the Committee shall make a pro-rata allocation of the unissued Shares that remain available for the Plan in as nearly a uniform manner as shall be practicable and as it shall determine, in its sole judgment, to be equitable. In such event, (a) the number of Shares each Participant may purchase pursuant to any future grants of Rights shall be reduced; (b) the payroll deductions to be made with respect to future grants of Rights, pursuant to existing authorizations, shall be reduced accordingly and (c) the Company shall give each Participant a written notice of such reductions.

10. Limitations on Share Purchases. Notwithstanding anything herein to the contrary, the following limitations shall apply to all grants of Rights to purchase Shares under this Plan:

10.1 Five Percent Ownership Limit. No Participant shall be granted any new Rights, if such Participant, immediately after such grant, would be deemed to own shares of Common Stock (including all Shares that may be purchased under outstanding Rights) that will be five percent or more of the total combined voting power or value of all classes of capital stock of the Company or its Subsidiaries. The rules of Code section 424(d), which treat unexercised Rights and any other stock purchase options as stock, shall apply in determining share ownership under this paragraph. However, the Participant may receive any portion of a grant of Rights that would not violate this paragraph.

10.2 $25,000 Annual Limitation. In addition, no Participant shall be allowed to receive a grant of new Rights, if those Rights would cause such Participant’s rights to purchase Shares under this Plan and all other “employee stock purchase plans” of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such Shares for each calendar year in which such right to purchase is outstanding at any time. For purposes of this Section 10.2, the Fair Market Value of Shares shall be determined in each case as of the Grant Date of the Offering Period in which such Shares would be purchased. However, the Participant may receive any portion of a grant of Rights that would not violate this paragraph.

10.3 Refund of Excess Contributions. The Company shall refund as soon as practicable any contributions by a Participant that would cause either of the limits set forth in this Section 10 to be exceeded; and the balance of the Participant’s Account shall then be reduced by any such refund.

11. Procedure and Eligibility for Purchase of Shares. On each Purchase Date during any Purchase Period within an Offering Period, each Participant who remains an eligible employee under Section 3, and has not withdrawn from participation for that Purchase Period, shall be deemed to have exercised a portion of his or her Rights to purchase Shares during that Offering Period, to the extent such Rights are then exercisable under Section 6.1; and the Participant shall be deemed to have purchased, at the applicable purchase price set forth in Section 5 for that Offering Period, the number of full Shares (but not any fractional Shares) that may be purchased on that Purchase Date with the balance of the Participant’s Account.

12. Participant’s Rights as a Shareholder. No Participant shall have any rights of a shareholder with respect to any Shares until the Shares have been purchased in accordance with Section 11 in the name of the Participant.

13. Issuance and Disposition of Shares.

13.1 Issuance of Shares. Promptly following each Purchase Date, the Company shall issue the Shares that have been purchased by each Participant on that Purchase Date; and deposit those Shares into a brokerage account that is established in the Participant’s name with the ESPP Broker.

13.2 Title of ESPP Brokerage Account. A Participant may direct, by written notice to the ESPP Broker prior to any Purchase Date, that any ESPP Broker account established to hold the Participant’s Shares be titled or re-titled, in the names of the Participant and one other person designated by the Participant, as joint tenants with right of survivorship, tenants in common or as owners of community property, to the extent and in the manner permitted by applicable law.

13.3 Disposition of Shares. A Participant shall be free to undertake a disposition, as that term is defined in Code section 424(c) (which generally includes any sale, exchange, gift, or transfer of legal title during the Participant’s lifetime), of Shares in the Participant’s ESPP Broker account at any time; provided, however, that, in the absence of such a disposition of such Shares, the Shares must remain in the Participant’s account at the ESPP Broker, except as otherwise permitted under Section 13.4, until the Holding Period has been satisfied for those Shares. With respect to Shares for which the Holding Period (as defined below) has been satisfied, a Participant may move such Shares to an account at another brokerage firm of the Participant’s choosing or request that a certificate representing the Shares be issued and delivered to the Participant.

“Holding Period” shall mean the holding period set forth in Code section 423(a) with respect to any Shares. As of the date that the Board adopts this Plan, such Holding Period for any Shares purchased by a Participant is the longer of: (a) the two-year period immediately following the Grant Date for the Offering Period in which such Shares were purchased, and (b) the one-year period immediately following the date those Shares are transferred to the Participant.

13.4 Non-U.S. Taxpayers. However, any Participant who is not subject to United States taxation may, at any time and without regard to the Holding Period for any Shares, move his or her Shares from his or her ESPP Broker account to an account at another brokerage firm of the Participant’s choosing, or request that a certificate representing the Shares be issued and delivered to the Participant.

14. Withdrawal from Participation.

14.1 Withdrawal Procedure. A Participant may withdraw, in whole but not in part, from participation in the Plan during any Purchase Period by delivering to the Company a written notice of withdrawal, in a form prescribed by the Company, at least ten Business Days before the next Purchase Date on which Shares would otherwise be purchased by the Participant; and any such withdrawal shall be effective for that Purchase Date and all future Purchase Periods; provided, however, that the Participant shall remain entitled to his or her remaining Rights (if any) to purchase Shares during future Purchase Periods other than the next Purchase Period, if the Participant timely re-enrolls under Section 14.2. Upon any such withdrawal, the Company shall return to the withdrawing Participant, as soon as practicable, the accumulated payroll deductions remaining in his or her Account, without interest.

14.2 Re-entry after Withdrawal. An employee who has withdrawn from the Plan during a particular Purchase Period may not re-enter the plan for that Purchase Period or the next Purchase Period, but may re-enroll as of any Grant Date after the next Purchase Period following such withdrawal, to exercise any remaining Rights he or she may have to purchase Shares during Offering Periods that begin or continue after such re-enrollment; provided, however, that the employee then remains eligible based on the criteria described in Sections 3 and 6.

15. Rights Not Transferable. No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber such Participant’s Account or any rights to purchase or to receive Shares or cash under the Plan, other than by will or the laws of descent and distribution; and such Account and other rights shall not be liable for, or subject to, a Participant’s debts, contracts or liabilities. If a Participant purports to make a transfer, or a third party makes a claim in respect of any such Account or other rights, whether by garnishment, levy, attachment or otherwise, such purported transfer or claim shall be treated as a withdrawal election under Section 14 and shall have no other effect on the Participant’s rights under this Plan.

16. Termination of Employment. As soon as practicable after termination of a Participant’s employment with the Company for any reason whatsoever, including but not limited to death or retirement, the Participant’s Rights shall immediately expire and his or her Account balance shall be refunded to the Participant or the Participant’s estate, as applicable.

17. Amendment or Discontinuance of the Plan. The Board (or the Committee, to the extent expressly provided in this Plan) shall have the right to amend or modify the Plan at any time without notice (except for any notice expressly provided in this Plan); and the Board shall have the right to terminate the Plan at any time without notice; provided, however, that: (a) subject to Sections 18 and 21.1, no Participant’s existing rights under any Offering Period that is in progress may be adversely affected thereby; and (b) subject to Section 18, in the event that the Board desires to retain the Plan’s favorable tax treatment under Code sections 421 and 423, no such amendment of the Plan shall increase the number of Shares that have been reserved in Section 9 for issuance under this Plan unless the Company’s shareholders approve such an increase.

18. Changes in Capitalization. In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares of Common Stock, merger, consolidation, offerings of rights, or any other change in the capital structure of the Company, the Board or the Committee may make such adjustments, if any, as it may deem appropriate, subject to any required action by the shareholders of the Company, in the number, kind and price of the Shares that Participants are entitled to purchase pursuant to existing Rights, and in the number of Shares available under Section 9 for purchase under the Plan.

19. Administration. The Plan shall be administered by the Committee, who may engage the ESPP Broker to assist in the administration of the Plan. The Committee shall be vested with full authority to interpret the Plan; and to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan. Any determination, decision, or action of the Committee, in connection with the construction, interpretation, administration or application of the Plan, shall be final, conclusive and binding upon all Participants and any and all persons that claim rights or interests under or through a Participant. The Committee may delegate any of its ministerial duties with respect to the Plan to such of the Company’s other employees as the Committee may determine.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, that is designated by the Company from time to time for the receipt thereof. In the absence of such a designation, the Company’s Human Resources Department, Attention: Stock Plan Administration, shall be authorized to receive such notices.

21. Termination of the Plan. This Plan shall terminate at the earliest of the following dates:

21.1 Dissolution or Change in Corporate Structure. The Plan shall terminate on the date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Board may determine, the Company may permit a Participant to complete the exercise of his or her Right to purchase, at the purchase price set forth in Section 5, the number of full Shares (but not any fractional Shares) that may be purchased with the balance of that Participant’s Account. In such an event, the Company shall refund to the Participant any funds that remain in the Participant’s Account after such purchase.

21.2 Board Action. The Plan shall terminate on an effective date determined by the Board if and when it acts to terminate the Plan in accordance with Section 18.

21.3 Exhaustion of Available Shares. The Plan shall terminate on the date when all of the Shares that were reserved under Section 9 for issuance under this Plan have been purchased.

Upon termination of the Plan, the Company shall refund to each Participant the remaining balance of each Participant’s Account.

22. Limitations on Sale of a Participant’s Shares. The Plan is intended to provide Shares for investment and not for resale. The Company does not, however, intend to restrict or influence the conduct of any employee’s affairs. Therefore, a Participant may at any time sell Shares that have been purchased under the Plan, subject to compliance with any applicable federal or state securities laws, including any conditions required under Section 23. EACH PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF SHARES.

23. Governmental Regulation. The Company’s obligation to sell and deliver Shares under this Plan is subject to any governmental approval that is required in connection with the authorization, issuance or sale of such Shares. As a condition to a Participant’s enrollment in the Plan or the exercise of a Participant’s Right to purchase any Shares, the Company may require the Participant to represent and warrant at such time that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any applicable provisions of law.

The terms and conditions of Rights granted hereunder to, and the purchase of Shares by, persons subject to section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Rights and any Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

24. No Employment Rights. Except as expressly provided in this Plan, it does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares of Common Stock. Nor does this Plan create in any employee or class of employees any right to continued employment by the Company, and this Plan shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time.

25. Severability. If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan under Code section 423 or any other applicable law, such provision shall be construed or deemed amended to conform to applicable laws; or, if it cannot be so construed or deemed amended without materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

26. Governing Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

Adopted by the Board of Directors on March 31, 2006.

Approved by the Company’s shareholders on __________, 2006

PROXY  HANA BIOSCIENCES, INC. PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of Hana Biosciences, Inc., hereby appoints Mark J. Ahn and John P. Iparraguirre, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Stockholders of Hana Biosciences, Inc. to be held at Embassy Suites Hotel, 250 Gateway Boulevard, South San Francisco, California 94080 at 9:00 a.m. (PDT), on May 9, 2006, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, in the manner directed herein.

This proxy will be voted as directed, or if no direction is indicated, will be voted “FOR” each of nominees and proposals listed below. The Board of Directors recommends a vote FOR each of the Proposals described below.

1. ELECTION OF DIRECTORS: ☐FOR all nominees (except as indicated below)  ☐WITHHOLD AUTHORITY from all nominees

(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in this list below)

MARK J. AHN ARIE S. BELLDEGRUN ISAAC KIER LEON E. ROSENBERG MICHAEL WEISER

2. PROPOSAL TO RATIFY AND APPROVE THE 2003 STOCK OPTION PLAN

 ☐  FOR  ☐  AGAINST  ☐  ABSTAIN

3. PROPOSAL TO RATIFY AND APPROVE 2004 STOCK INCENTIVE PLAN

 ☐  FOR  ☐  AGAINST  ☐  ABSTAIN

4. PROPOSAL TO RATIFY AND APPROVE 2006 EMPLOYEE STOCK PURCHASE PLAN

 ☐  FOR  ☐  AGAINST  ☐  ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may come before the Meeting.

Dated:____________________________________ , 2006

Signature

Signature of jointly held

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.